Exhibit 10.17
TRUST INDENTURE
     THIS TRUST INDENTURE is made and entered into as of October 1, 2006, between the MITCHELL COUNTY DEVELOPMENT AUTHORITY (the “Issuer”), a political subdivision and a municipal corporation duly organized and validly existing under the laws of the State of Georgia, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association with its designated place of business located in Portland, Oregon (the “Trustee”), as Trustee. (All capitalized terms used herein shall have the meanings provided in Section 1.01 hereof).
W I T N E S S E T H:
     WHEREAS, by virtue of the authority of the Constitution and laws of the State of Georgia, and particularly the Act (as hereinafter defined), and pursuant to the Bond Resolution (as hereinafter defined), the Issuer is authorized to enter into this Indenture and to do or cause to be done all the acts and things herein provided or required to be done, and to provide the financing for the Project and to issue the Project Bonds, all as hereinafter defined and provided for; and
     WHEREAS, pursuant to and in accordance with the provisions of the Act, the Issuer has authorized the issuance of its $29,000,000 Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Project Bonds”), the proceeds of which are to be loaned to First United Ethanol, LLC (the “Borrower”) to assist the Borrower in financing the costs of the acquisition, construction and equipping of certain solid waste disposal components of an ethanol refining facility (hereinafter defined as the “Project”); and
     WHEREAS, the Issuer is entering into a Loan Agreement, of even date herewith (the “Agreement”), with the Borrower, in which the Issuer has agreed to loan the proceeds of the Project Bonds to the Borrower for the purpose of assisting the Borrower in the financing of costs of the Project, and pursuant to which the Borrower has agreed to make Loan Payments, including the payments of principal, interest and any premium on the Note, all as hereinafter defined, in an amount sufficient to pay the principal of, premium, if any, and interest on, the Project Bonds when due; and
     WHEREAS, in furtherance of the Act the Issuer has determined that the Project Bonds should be issued, sold and delivered pursuant to the Act to provide proceeds for the financing of the Project; and
     WHEREAS, the Issuer has contracted for the sale and delivery of the Project Bonds as herein provided; and
     WHEREAS, all Bonds issued under this Indenture will be secured by a pledge and assignment of Issuer’s rights under the Agreement (except for its rights as otherwise herein provided); and
     WHEREAS, the Bonds will be further secured by the Letter of Credit issued by the Bank; and
     WHEREAS, the Project Bonds and the Trustee’s certificate of authentication to be endorsed thereon are to be in substantially the form attached hereto as Exhibit A with appropriate variations, omissions and insertions as permitted or required by this Indenture; and
     WHEREAS all things necessary to make the Project Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the amounts assigned and pledged to the payment of the principal of, premium, if any, and interest on, the Project Bonds and a valid assignment of certain rights of the Issuer under the Agreement have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Project Bonds, subject to the terms hereof, have in all respects been duly authorized;
GRANTING CLAUSES
NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH;
     That the Issuer in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Project Bonds by the owners thereof, and of the issuance of the Letter of Credit by the Bank, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable considerations, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on, the Project Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Project Bonds, and the performance of the Borrower of all obligations to the Bonds under the Reimbursement Agreement (hereinafter defined), does hereby grant, bargain, sell, convey, assign and pledge, and grant a security interest in, to Wells Fargo Bank, National Association, as Trustee, and its successors in trust and assigns forever, to the extent provided in this Indenture:
GRANTING CLAUSE FIRST
     All of the rights and interest of the Issuer in and to the Agreement, except for the Unassigned Issuer’s Rights and any payments made by the Borrower to meet the rebate requirements of Section 148(f) of the Code (as defined herein).
GRANTING CLAUSE SECOND
     All moneys and securities from time to time held by the Trustee under the terms of this Indenture and any and all other real or personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf, or with its written consent to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.
     TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;
     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Project Bonds from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Project Bonds over any of the other Project Bonds (except as herein otherwise expressly provided) and for the benefit of the Bank;
     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, and premium, if any, and interest on, the Project Bonds due or to become due, at the times and in the manner mentioned in the Project Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Project Bonds as required under Article IV hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon (or Governmental Obligations sufficient for that purpose as provided in Article VIII hereof), and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof or provision therefor this Indenture and the rights hereby granted shall cease, determine and be void and the Trustee shall hereupon, assign, transfer, and turn over the Trust Estate to the Bank, provided, that if the Trustee shall have received written evidence from the Bank that all obligations of the Borrower under the Reimbursement Agreement have been satisfied and that the Reimbursement Agreement has been terminated, or if no Letter of Credit shall then be in existence, then the Trust Estate shall be assigned, transferred and turned over to the Borrower, and the Trustee shall execute and deliver to the Issuer, the Bank, and the Borrower such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate; otherwise this Indenture shall be and remain in full force and effect according to its terms. Upon the Trustee’s assignment, transfer and turning over to the Bank or the Borrower, as appropriate, of the Trust Estate, pursuant to Article VIII hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.
     THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared that, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property, rights and interest, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners of the Bonds as follows (subject, however, to the provisions of Section 2.03 hereof):
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. The terms defined in this Article I shall have meanings provided herein for all purposes of this Indenture, unless the context clearly requires otherwise.
     “Accrual Period” means, prior to the Conversion Date, the one-week period commencing on a Thursday and ending on the Wednesday immediately succeeding such Thursday.
     “Act” means House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority.
     “Additional Bonds” means Bonds issued pursuant to Section 2.11 of this Indenture.
     “Agreement” means the Loan Agreement, between the Issuer and the Borrower, dated as of October 1, 2006, and any amendments and supplements thereto.
     “Alternate Confirming Letter of Credit” means a confirming letter of credit delivered to the Trustee pursuant to Section 2.12 of the Agreement to replace the Confirming Letter of Credit then in effect.
     “Alternate Letter of Credit” means a Letter of Credit delivered to the Trustee pursuant to Section 2.12 of the Agreement to replace the Letter of Credit then in effect.
     “Auditor” means the Auditor of the Issuer.
     “Authenticating Agent” means the Trustee.

     “Authorized Borrower Representative” means any person reasonably acceptable to the Trustee and the Bank and from time to time designated to act on behalf of the Borrower by written certificate furnished to the Issuer, the Bank and the Trustee, containing the specimen signature of such person and signed on behalf of the Borrower by an officer of the Borrower. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as such Authorized Representative.
     “Authorized Denominations” means, while the Bonds bear interest at the Variable Rate, $100,000 and any integral multiple of $5,000 in excess thereof, and, while the Bonds bear interest at the Fixed Interest Rate, $5,000 and any integral multiple thereof.
     “Authorized Issuer Representative” means the person from time to time designated to act on behalf of the Issuer by written certificate furnished to the Borrower, the Bank and the Trustee, containing the specimen signature of such person and signed on behalf of the Issuer by its President or Vice President. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as the Authorized Issuer Representative.
     “Available Moneys” means (i) proceeds from the sale by the Issuer of the Bonds and proceeds from the resale by the Remarketing Agent of Bonds delivered for purchase pursuant to Section 3.02 or 3.03 hereof and not remarketed to the Borrower or the Issuer, in each case that have not been commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, (ii) moneys that have been on deposit with the Trustee and with respect to which at the time of deposit therewith and for a period of at least 124 days thereafter no petition by or against the Borrower or the Issuer, any Insider of the Borrower or the Issuer, or any guarantor of the Bonds under any bankruptcy act or under any similar act which may be hereafter enacted shall have been filed, unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal, and that have not been commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, provided, however, before using such moneys, the Trustee shall require and shall have received a certificate from the Authorized Borrower Representative that no Event of Bankruptcy shall have occurred as of the date of such certificate and for a period of at least 124 days prior to the date of such certificate, (iii) moneys that have been paid to the Trustee pursuant to the Letter of Credit and that have been held in the Letter of Credit Account and not commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, (iv) moneys that have been paid to the Trustee pursuant to any Confirming Letter of Credit and that have been held in the Letter of Credit Account and not commingled with other funds that do not constitute Available Moneys, and proceeds from the investment thereof, and (v) moneys made available to the Trustee pursuant to a line of credit or other credit facility in the event the Borrower delivers to the Trustee an opinion of nationally recognized bankruptcy counsel, to the effect that payments in respect of the Bonds under such credit facility will not constitute a voidable preference in the event of an Event of Bankruptcy with respect to the Issuer or the Borrower and provided that in the event the Bonds are rated by Moody’s or S&P, such agency shall have confirmed that the use of such funds shall not adversely affect any rating then in effect on the Bonds.
     “Bank” means a commercial bank, farm credit bank or agriculture credit association, initially Southwest Georgia Farm Credit, ACA, as the issuer of the Letter of Credit, or, in the event of issuance of an Alternate Letter of Credit, the commercial bank, farm credit bank or agriculture credit association which issues such Alternate Letter of Credit. “Principal Office of the Bank” means the office designated as such by the Bank in writing to the Trustee, the Paying Agent, the Borrower and the Remarketing Agent.

     “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.
     “Bond Counsel” means any firm of bond counsel familiar with the transactions contemplated under this Indenture and acceptable to the Trustee and the Bank.
     “Bond Fund” means the Bond Fund established pursuant to Section 6.02 of this Indenture.
     “Bondholder” or “holder” or “owner” or “Owner” means the registered owner of any Bond.
     “Bond Payment Date” means any Interest Payment Date and any other date on which the principal of, premium, if any, and interest on the Bonds is to be paid to the Owners thereof, whether upon redemption, at maturity or upon acceleration of maturity of the Bonds.
     “Bond Purchase Agreement” means the Bond Purchase Agreement by and among the Issuer, the Borrower and the Underwriter in connection with the Project Bonds.
     “Bond Resolution” means (a) when used with reference to the Project Bonds, the ordinance providing for their issuance and approving the Agreement, this Indenture and related matters; (b) when used with reference to an issue of Additional Bonds, the resolution providing for the issuance of the Bonds, to the extent applicable, and the resolution providing for the issuance of the Additional Bonds and approving any amendment to the Agreement, any Supplemental Indenture and related matters; and (c) when used with reference to Bonds when Additional Bonds are outstanding, the resolution providing for the issuance of the Bonds, to the extent applicable, and the resolution providing for the issuance of the then outstanding and the then to be issued Additional Bonds; in each case as amended or supplemented from time to time.
     “Bonds” means the Project Bonds and any Additional Bonds issued and to be issued pursuant to this Indenture.
     “Borrower” means First United Ethanol, LLC, a Georgia limited liability company, and its successors and assigns.
     “Business Day” means any day, other than a Saturday or Sunday, on which banks in the City of Portland, Oregon, or such other city in which the designated corporate trust office of the Trustee is located are not required or authorized to close and on which the Bank is open for business.
     “Completion Date” has the meaning ascribed to such term in the Agreement.
     “Confirmation Agreement” means, with respect to the Confirming Letter of Credit, the Confirmation Agreement dated as of November 1, 2006 between the Bank and the Confirming Bank, together with all amendments and supplements thereto, and, with respect to any Alternate Confirming Letter of Credit, the agreement pursuant to which the Confirming Bank agrees to issue such Alternate Confirming Letter of Credit.
     “Confirming Bank” means a commercial bank, initially Wachovia Bank, National Association, as the issuer of the Confirming Letter of Credit, or, in the event of issuance of an Alternate Confirming Letter of Credit, the commercial bank which issues such Alternate Confirming Letter of Credit. “Principal Office of the Confirming Bank” means the office designated as such by the Confirming Bank in writing to the Bank, the Trustee, the Paying Agent, the Borrower and the Remarketing Agent.

     “Confirming Letter of Credit” means an irrevocable confirmation of the Letter of Credit issued by the Confirming Bank under the terms of which the Trustee will be entitled to draw, upon the dishonor by the Bank of any request for payment under the Letter of Credit, an amount sufficient to pay (a) principal of the Project Bonds when due or the portion of the purchase price of Project Bonds corresponding to the principal amount thereof, and (b) interest on the Project Bonds or the portion of the purchase price of Project Bonds corresponding to accrued interest thereon. In the event of delivery of an Alternate Confirming Letter of Credit in substitution for Confirming Letter of Credit A pursuant to Section 2.12 of the Agreement, “Confirming Letter of Credit” shall include reference to such Alternate Confirming Letter of Credit.
     “Conversion Date” means the date on which the interest on the Bonds converts from the Variable Rate to the Fixed Interest Rate.
     “Designated Corporate Trust Office” of the Trustee means the corporate trust office of the Trustee designated in writing by notice to the Issuer and the Borrower given as provided in Section 14.04 hereof, and initially shall be the address provided in Section 14.04 hereof.
     “Event of Bankruptcy” means the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Borrower, the Issuer or any Insider of the Borrower or the Issuer, or any guarantor of the Bonds under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereinafter in effect.
     “Event of Default” means any occurrence or event specified in and defined by Section 9.01 hereof.
     “Event of Taxability” shall mean, with respect to the Project Bonds, the occurrence of circumstances which shall give rise to such a proceeding as is described in Section 3.07.A.(2) of this Indenture by the Internal Revenue Service or a court of competent jurisdiction, and, as to any Additional Bonds, any Event of Taxability defined in the applicable Bond Resolution or Supplemental Indenture.
     “Executive” means the Acting Chairman of the Board of the Mitchell County Development Authority, Mitchell County, Georgia.
     “Fixed Interest Rate” means a fixed per annum interest rate to be borne by the Bonds pursuant to Section 4.01 hereof.
     “Governmental Obligations” means noncallable direct general obligations of, or obligations the full and timely payment of the principal and interest of which are unconditionally guaranteed by, the United States of America.
     “Immediate Notice” means notice by telephone, telex or telecopier to such address as the addressee shall have directed in writing, promptly followed by written notice by first class mail postage prepaid.
     “Indenture” means the Trust Indenture between the Issuer and the Trustee relating to the issuance of the Project Bonds, dated October 1, 2006, as amended or supplemented from time to time.
     “Insider” means an “insider” as defined in the Bankruptcy Code.
     “Interest Payment Date” means, as to the Project Bonds, (i) prior to conversion to a Fixed Interest Rate, the first Thursday of January, 2007, and the first Thursday of each third month thereafter; (ii) the date of conversion to a Fixed Interest Rate; (iii) after conversion to a Fixed Interest Rate, each April 1 and October 1, and (iv) the Maturity Date (as hereinafter defined) and, as to Additional Bonds, the date or dates identified as such in the Bond Resolution authorizing such Additional Bonds.
     “Interest Period” means, initially, the period from and including the date of initial delivery of the Project Bonds to and including January 3, 2007 and thereafter, the period from and including an Interest Payment Date to and including the day next preceding the next succeeding Interest Payment Date.
     “Issuer” means Mitchell County Development Authority, a public body corporate and politic and an instrumentality of Mitchell County, Georgia, created under the Constitution and laws of the State.
     “Letter of Credit” means an irrevocable letter of credit issued by the Bank, or, upon the dishonor by the Bank of any request for payment under the Letter of Credit or upon the repudiation of the Letter of Credit, a Confirming Letter of Credit, under the terms of which the Trustee will be entitled to draw an amount sufficient to pay (a) principal of the Project Bonds when due or the portion of the purchase price of Project Bonds corresponding to the principal amount thereof, and (b) interest on the Project Bonds or the portion of the purchase price of Project Bonds corresponding to accrued interest thereon. In the event of delivery of an Alternate Letter of Credit pursuant to Section 2.12 of the Agreement, “Letter of Credit” shall include reference to such Alternate Letter of Credit. For any letter of credit issued by any Additional Bonds, “Letter of Credit” shall mean such letter of credit.
     “Letter of Credit Termination Date” or “Expiration of the term of the Letter of Credit” means the expiration of the Letter of Credit or any Confirming Letter of Credit in effect with respect to the Project Bonds without provision being made in accordance with Section 2.12 of the Agreement and Section 6.08 of this Indenture for the delivery of an Alternate Letter of Credit or an Alternate Confirming Letter of Credit, as the case may be.
     “Loan” means the loan by the Issuer to the Borrower of the proceeds from the sale of the Project Bonds to the Original Purchaser as the same may hereafter be increased from the proceeds from the sale of Additional Bonds.
     “Loan Payments” means the amounts required to be paid and/or prepaid by the provisions of Section 2.1 of the Agreement, as the same may hereafter be amended or supplemented.
     “Mail” means mail by first-class postage to owners of the Bonds.
     “Mandatory Tender Date” means (i) the last Interest Payment Date prior to the date on which the Letter of Credit or any Confirming Letter of Credit is to be released (in connection with the substitution of the Letter of Credit or any Confirming Letter of Credit, as the case may be, then in effect), and (ii) the Conversion Date.
     “Maturity Date” means October 1, 2026.
     “Maximum Interest Rate” means ten percent (10%) per annum prior to the Conversion Date and, upon and after the Conversion Date, the Fixed Interest Rate.
     “Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally-recognized rating agency designated by the Issuer with the approval of the Borrower and the Bank.

     “Mortgage” means the Deed to Secure Debt from the Borrower to the Bank with respect to the Project, dated as of November ___, 2006, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.
     “Note” or “Notes” means the promissory note dated the date of the Project Bonds constituting the promise of the Borrower to repay the Loan to the Issuer, which Note shall be in substantially the form attached to the Agreement as Exhibit A, and any additional promissory note or notes executed and delivered with respect to Additional Bonds.
     “Original Purchaser” means, as to the Project Bonds, W.R. Taylor & Company, LLC, and, as to any Additional Bonds, the person or persons identified as such in the Bond Resolution providing for the issuance of such Additional Bonds.
     “Outstanding Bonds” or “Bonds outstanding” or “Outstanding” means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:
     (a) Bonds cancelled after purchase or because of payment at or redemption prior to maturity;
     (b) Bonds or portions thereof (in Authorized Denominations) for the payment or redemption of which cash funds or Governmental Obligations shall have been theretofore deposited with the Trustee in accordance with Article VIII hereof (whether upon or prior to the maturity or redemption date of any such Bonds or portions thereof); provided that, if such Bonds or portions thereof are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and
     (c) Bonds in lieu of which others have been authenticated under Section 2.07 of this Indenture.
If this Indenture shall have been discharged pursuant to the provisions of Article VIII hereof, no Bonds shall be deemed to be outstanding within the meaning of this provision.
     “Paying Agent” means the Trustee.
     “Permitted Investments” means the same as that term is defined in the Agreement.
     “Project Bonds” means the $29,000,000 Mitchell County Development Authority Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006.
     “Project Costs” means those costs permitted to be paid from the Project Fund pursuant to Section 4.2 of the Agreement.
     “Project Fund” means the Project Fund established in Section 6.06 of this Indenture.
     “Purchase Date”, when used with respect to any Bond, means the date upon which the Paying Agent is obligated to purchase such Bond pursuant to Section 3.01 of this Indenture.

     “Purchase Price” of any Bond required to be purchased by the Paying Agent pursuant to Section 3.01 of this Indenture means an amount equal to the principal amount of such Bond plus interest accrued, if any, at the Variable Rate from the most recent Interest Payment Date to the Purchase Date.
     “Rebate Fund” means the Rebate Fund established in Section 6.16 of this Indenture.
     “Record Date” means prior to conversion to the Fixed Interest Rate, one (1) day preceding any Interest Payment Date, and after any such conversion, the fifteenth (15th) day of the month preceding any Interest Payment Date.
     “Redemption Year” means each twelve month period following October 1 of any year.
     “Registered Owner” shall mean the person or persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Trustee for that purpose in accordance with the terms of this Indenture.
     “Registrar” means the Trustee.
     “Reimbursement Account” means the Reimbursement Account or Accounts in the Bond Fund created pursuant to Section 6.02 of this Indenture.
     “Reimbursement Agreement” means, with respect to the initial Letter of Credit, the Reimbursement Agreement dated as of November ___, 2006, between the Bank and the Borrower, together with all amendments or supplements thereto, and, with respect to any Alternate Letter of Credit, the agreement pursuant to which the Bank agrees to issue such Alternate Letter of Credit.
     “Remarketing Agent” means the remarketing agent appointed in accordance with Section 10.11 of this Indenture, initially W.R. Taylor & Company, LLC. “Principal Office of the Remarketing Agent” means the office designated in writing by the Remarketing Agent to the Trustee, the Paying Agent, the Bank, the Issuer and the Borrower.
     “Remarketing Agreement” means the Remarketing Agreement between the Borrower and the Remarketing Agent, dated as of October 1, 2006.
     “Representation Letter” means any agreement (as from time to time supplemented or amended) among the Issuer and/or the Trustee and any securities depository under which the Bonds are held in a book-entry only system as described in Section 2.10 of this Indenture.
     “Revenues” means (a) the Loan Payments, including the payments of principal of and interest and any premium on the Note, (b) except as otherwise provided in this Indenture with respect to the Trustee holding moneys for the benefit of the holders of particular Bonds, all other moneys received by the Issuer or the Trustee for the account of the Issuer, including condemnation awards, insurance proceeds, and other payments pursuant to this Agreement or in respect to the Loan, (c) the proceeds of the Bonds and any moneys deposited in the Project Fund and the Bond Fund from whatever source including any draws under the Letter of Credit, and (d) the income and profit from the investment of the Loan Payments and such moneys deposited in the Project Fund and the Bond Fund. Moneys in the Rebate Fund (as defined in the Tax Agreement) shall not constitute Revenues.
     “S&P” means Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies, its successors and their assigns, and, if such company shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer with the approval of the Borrower and the Bank.
     “Special Record Date” means a day that is the tenth (10th) day next preceding the date of mailing of notice of redemption of Bonds or, if such day is not a Business Day, the next preceding Business Day.
     “State” means the State of Georgia.
     “Tax Agreement” means the Tax Regulatory Agreement, dated as of the date of authentication and delivery of the Bonds, among the Issuer, the Trustee and the Borrower.
     “Tax-Exempt Obligations” means bonds the interest on which is not subject to Federal income tax.
     “Tender Agent” means the Trustee.
     “Termination Date” means October 1, 2026, subject to earlier termination as provided in the Agreement.
     “Trust Estate” means the property conveyed to the Trustee pursuant to the Granting Clauses of this Indenture.
     “Trustee” means Wells Fargo Bank, National Association, a national banking association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee and/or co-trustee at the time serving as such under this Indenture.
     “Underwriter” means W.R. Taylor & Company, LLC.
     “Unassigned Issuer’s Rights” means the same as that term is defined in the Agreement.
     “Variable Rate” means a per annum rate of interest established by the Remarketing Agent from time to time pursuant to Section 2.01 hereof.
     “Variable Rate Period” means the period of time beginning on the date of initial authentication and delivery of the Bonds during which the Bonds bear interest at a Variable Rate.
     Unless the context shall otherwise indicate, words importing the singular number shall include the plural number, and vice versa, and the terms “hereof,” “hereby,” “hereto,” “hereunder,” and similar terms, mean this Indenture.
     Section 1.02 Interpretation. Any reference herein to the Issuer, or to any member or officer of either includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.
     Any reference to a section or provision of the Constitution of the State or the Act, or to any statute of the United States of America, includes that section, provision or chapter as amended, modified, revised, supplemented or superseded from time to time; provided, that no amendment, modification, revision, supplement or superseding section, provision or chapter shall be applicable solely by reason of this paragraph, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee, the Registrar, the Paying Agent, the Tender Agent, the Bank, the Remarketing

Agent or the Borrower under this Indenture, the Agreement or the Reimbursement Agreement, or under any other instrument or document entered into in connection with any of the foregoing, including without limitation, any alteration of the obligation to pay principal of, and premium, if any, and interest on the Bonds in the amount and manner, at the times, and from the sources provided in the Bond Resolution and this Indenture, except as permitted herein.
     Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms “hereof”, “hereby”, “herein”, “hereto”, “hereunder”, “hereinafter” and similar terms refer to this Indenture; and the term “hereafter” means after, and the term “heretofore” means before, the date of this Indenture. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.
     Section 1.03. Captions and Headings. The captions and headings in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.
ARTICLE II
THE BONDS
     Section 2.01. Authority for and Issuance of Project Bonds. There is hereby authorized under this Indenture an issue of bonds limited in aggregate principal amount to $29,000,000 and designated “$29,000,000 Mitchell County Development Authority Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006”. No Project Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Project Bonds that may be issued and Outstanding hereunder is hereby expressly limited to $29,000,000 except as provided in Section 2.07 hereof.
     The Project Bonds shall be issuable only as fully registered Project Bonds in Authorized Denominations, in the form as provided in Exhibit A hereto. The Project Bonds shall be lettered “R” and shall be numbered separately from 1 consecutively upward. The Project Bonds shall initially be dated as of the date of initial delivery of the Project Bonds, and thereafter shall be dated as of the Interest Payment Date next preceding the date of their authentication, unless authenticated on an Interest Payment Date in which case they shall be dated on the date of their authentication; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall be dated as of the date to which interest has been paid. The Project Bonds shall mature on October 1, 2026 and shall be subject to redemption and purchase as provided in Article III hereof.
     During the period from their date of delivery until conversion to the Fixed Interest Rate occurs, the Project Bonds shall bear interest at a Variable Rate per annum, payable on each Interest Payment Date commencing January 4, 2007, or, if such day is not a Business Day, on the next succeeding Business Day. The Variable Rate shall be the lesser of (i) the Maximum Interest Rate or (ii) a fluctuating per annum rate equal to the per annum rate for the for the one-week period commencing on a Thursday and ending on the Wednesday succeeding such Thursday (the “Accrual Period”) determined by the Remarketing Agent (herein defined) by 9:00 a.m., Portland, Oregon time, on the Wednesday preceding the day on which the

Accrual Period commences or, if such day of determination is not a Business Day (herein defined) for the Remarketing Agent, on the first succeeding day which is a Business Day (the “Determination Date”), to be equal to (but not more than) the rate required to be borne by the Bonds for such Accrual Period to produce a bid for the purchase of all the Bonds on such Determination Date at a price equal to the principal amount thereof plus accrued interest, if any, thereon from the most recent Interest Payment Date. If for any reason the Variable Rate is not determined as set forth above on any Determination Date, the interest rate announced on the preceding Determination Date shall continue in effect. If for any reason the Variable Rate is not so determined for a second succeeding week or thereafter, the Variable Rate shall thereafter be determined by the Trustee and shall be a percentage per annum (not to exceed the Maximum Interest Rate) equal to twenty-five basis points in excess of the then current municipal swap index as quoted by the Bond Market Association.
     During the Variable Rate Period, the Borrower may provide for the conversion of the interest on all of the Project Bonds to a Fixed Interest Rate as provided in Section 4.01 hereof.
     During the Variable Rate Period, each Bond is required to be purchased on demand made by the Owner thereof upon the terms and conditions, including presentment of such Bond at the office of the Tender Agent, as specified in Section 3.02 hereof and the Notice of Demand Privilege as set forth in Exhibit A attached hereto.
     After conversion to a Fixed Interest Rate, the Project Bonds shall bear interest payable semi-annually on each Interest Payment Date, with such interest being initially paid on the first April 1 or October 1 after conversion to a Fixed Interest Rate, computed on the basis of a 360-day year of twelve 30-day months.
     Each Bond is subject to mandatory tender to the Tender Agent as specified in Section 3.01B, 3.03 and the Notice of Demand Privilege appearing in Exhibit A attached hereto in the City of Portland, Oregon, for purchase at a price equal to the principal amount thereof plus interest accrued thereon from the most recent Interest Payment Date therefor to the date of purchase specified below, unless sooner purchased on such terms pursuant to remarketing in accordance with the Remarketing Agreement, (1) on the Conversion Date when converted to a different Interest Rate Mode, and (2) on the last Interest Payment Date prior to the release of either the Letter of Credit or any Confirming Letter of Credit (in connection with a substitution of the Letter of Credit or any Confirming Letter of Credit, as the case may be, then in effect)..
     The principal of the Project Bonds shall be payable in lawful money of the United States of America at the Principal Office of the Paying Agent or its successor upon presentation of the Project Bonds. Payment of interest on the Project Bonds shall be made in lawful money of the United States of America to the Owner thereof by check or draft mailed to the Owner by the Paying Agent at his address as it appears on the registration books maintained by or on behalf of the Issuer on the Record Date, or at such other address as is furnished to the Paying Agent in writing by such Owner. Payment of interest on the Project Bonds may, at the option of any Owner of Project Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire transfer to such Owner to the bank account number on file with the Registrar as of the Record Date or, when applicable, the Special Record Date.
     Section 2.02. Interest on Bonds.

     The Bonds shall bear interest from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest accrued on the Bonds from the date of authentication to and including January 3, 2007 shall be paid on the first Thursday of January, 2007 at the Variable Rate. Thereafter until the Conversion Date, interest accrued on the Bonds during each Interest Period (calculated and determined for each Accrual Period) shall be paid on each Interest Payment Date and (except as otherwise provided in Section 4.06 hereof following conversion to a Fixed Interest Rate) computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed. In no event shall the Variable Rate exceed the Maximum Interest Rate.
     Section 2.03. Execution. The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of the Executive, attested by the manual or facsimile signature of the Secretary, and the Issuer’s corporate seal may be affixed, imprinted or reproduced thereon. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any official whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery.
     No covenant, provision or agreement of the Issuer herein or in the Bonds or in any other document executed by the Issuer in connection with the issuance, sale and delivery of the Bonds, or any obligation herein or therein imposed upon the Issuer or breach thereof, shall give rise to a pecuniary liability of the Issuer, its members, officers, employees or agents or a charge against the Issuer’s general credit or general fund or shall obligate the Issuer, its members, officers, employees or agents financially in any way except with respect to this Indenture and the application of revenues therefrom and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement therein shall subject the Issuer, its members, officers, employees or agents to liability for any claim for damages, costs or other financial or pecuniary charges except to the extent that the same can be paid or recovered from this Indenture or revenues therefrom or proceeds of the Bonds. No execution on any claim, demand, cause of action or judgment shall be levied upon or collected form the general credit or general fund of the Issuer. In making the agreements, provisions and covenants set forth herein, the Issuer has not obligated itself except with respect to this Indenture and the application of revenues hereunder as hereinabove provided. The Bonds constitute special limited obligations of the Issuer, payable solely from the revenues pledged to the payment thereof pursuant to this Indenture and the Agreement, and do not now and shall never constitute an indebtedness or a loan of the credit of the Issuer, the State of Georgia or any political subdivision thereof or a charge against general taxing powers within the meaning of any constitutional or statutory provision whatsoever. It is further understood and agreed by the Borrower and the Holders that the Issuer, its members, officers, employees, or agents shall incur no pecuniary liability hereunder and shall not be liable for any expenses related hereto, all of which the Borrower agrees to pay. If, notwithstanding the provisions of this Section, the Issuer, its members, officers, employees or agents incur any expense, or suffer any losses, claims or damages or incur any liabilities, the Borrower will indemnify and hold harmless the Issuer, its members, officers, employees or agents from the same and will reimburse the Issuer, its members, officers, employees or agents in relation thereto, and this covenant to indemnify, hold harmless and reimburse the Issuer, its members, officers, employees or agents survives delivery of and payment for the Bonds.
     Section 2.04. Authentication. No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form set forth on Exhibit A hereto shall have been duly executed by the Trustee, and such executed certificate of the Trustee by a duly authorized signatory upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee’s certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the certificate of authentication on all of the Bonds issued hereunder. The Trustee shall insert the date of authentication of each Bond in the place provided for such purpose in the form of certificate of authentication of the Trustee to appear on each Bond.
     Section 2.05. Form of Bonds. The Bonds issued under this Indenture shall be substantially in the form set forth on Exhibit A hereto with, in the case of Additional Bonds, such omissions, insertions and variations as may be authorized or permitted by the Bond Resolution authorizing, or supplemental indenture entered into in connection with, such Additional Bonds, all consistent with this Indenture.
     Section 2.06. Delivery of Project Bonds. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Project Bonds and deliver them to or on behalf of the Underwriter as directed by the Issuer as hereinafter in this Section provided.
     Prior to the delivery by the Trustee of any of the Project Bonds there shall be filed with the Trustee:
     1. A copy, duly certified by the Secretary of the Issuer, of the proceedings of the Issuer authorizing the execution and delivery of the Agreement, this Indenture, the Bond Purchase Agreement, the Tax Agreement and the Note, and the issuance of the Project Bonds.
     2. The Letter of Credit and the Confirming Letter of Credit.
     3. Original executed counterparts of this Indenture, the Agreement and the Tax Agreement.
     4. The original executed Note which will:
     (a) be payable to the Issuer and assigned to the Trustee;
     (b) be issued in a principal amount equal to the aggregate principal amount of the Project Bonds;
     (c) provide for payments of interest equal to the payments of interest on the Project Bonds;
     (d) require payments of principal, any premium and/or prepayments equal to the payments of principal, and premium and/or mandatory sinking fund payments on the Project Bonds;
     (e) require all payments on such Note to be made on or prior to the date for the corresponding payments to be made on the Project Bonds;
     (f) contain optional prepayment provisions and provisions in respect of the acceleration of principal and any premium corresponding to such provisions of the Project Bonds;
     (g) be on a parity with all other Notes thereafter executed and delivered by the Borrower.
     5. A request and authorization to the Trustee on behalf of the Issuer to authenticate and deliver the Project Bonds to or as directed by the Underwriter upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such request and authorization. The proceeds of such payment shall be deposited in accordance with Sections 2.01, 6.06 and 6.07 hereof.
     6. An opinion of Bond Counsel substantially to the effect that (A) the Project Bonds constitute legal, valid and binding limited obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors and to the exercise of judicial discretion in accordance with general principles of equity, and (B) the interest on the Project Bonds is excluded from gross income for (to the extent as may be described in such opinion) federal and State income tax purposes under existing statues, regulations, published rulings and judicial decisions, except for interest on any Project Bond for any period during which such Project Bond is held by a “substantial user” of any facilities financed with the proceeds of the Project Bonds or a “related person,” as such terms are used in Section 147(a) of the Internal Revenue Code; and
     7. Opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Trustee, Bond Counsel, the Bank and the Underwriter.
     Section 2.07. Mutilated, Lost, Stolen or Destroyed Bonds.
     A. In the event any Bond is mutilated, lost, stolen, or destroyed, the Issuer may execute and the Trustee may authenticate a new Bond of like denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Issuer and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee and the Borrower evidence of such loss, theft or destruction satisfactory to the Issuer, the Trustee and the Borrower, together with any indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a duplicate Bond, the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.
     B. In the event that any Bond to be purchased pursuant to Section 3.09 hereof is not delivered by the Owner thereof on the date such Bond is to be purchased, the Issuer shall execute and the Authenticating Agent shall authenticate and deliver a new Bond of like date, maturity and denomination as the Bond to be purchased, and the Registrar shall register such Bond in the name of the new Owner.
     Section 2.08. Registration and Exchange of Bonds; Persons Treated as Owners. The Issuer shall cause books for the registration and for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby constituted and appointed the Registrar of the Issuer.
     Upon surrender for transfer of any Bond at the designated corporate trust office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the registered owner or his attorney duly authorized in writing, the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds duly executed by the Issuer of an Authorized Denomination or Authorized Denominations for a like aggregate principal amount.
     Any Bond or Bonds may be exchanged at the designated corporate trust office of the Trustee for a new Bond or Bonds of like principal amount of another Authorized Denomination or other Authorized Denominations. Upon surrender of any Bond or Bonds for exchange, the Trustee shall authenticate and deliver a new Bond or Bonds duly executed by the Issuer which the Bondholder making the exchange is entitled to receive.
     The Trustee shall not be required to transfer or exchange any Bond during the period of fifteen (15) days next preceding any Interest Payment Date nor to transfer or exchange any Bond after the mailing of notice calling such Bond or portion thereof for redemption has been given as herein provided, nor during the period of fifteen (15) days next preceding the giving of such notice of redemption.
     The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of or premium, if any, or interest on any such Bond shall be made only to or upon the written order of the registered owner thereof or his legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.
     In each case the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer, but otherwise no charge shall be made to the Bondholder for such exchange or transfer.
     Section 2.09. Cancellation of Bonds. Whenever any outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, upon payment of the principal amount represented thereby, or for replacement pursuant to Section 2.07, or for transfer pursuant to Section 2.08, such Bond shall be promptly canceled and destroyed by the Trustee.
     Section 2.10. Book Entry System. The Project Bonds shall be initially issued in the name of “Cede & Co.,” as nominee for The Depository Trust Company (“DTC”), as registered owner of the Project Bonds, and held in the custody of DTC. A single Bond certificate will be issued and delivered to DTC. The actual purchasers of the Project Bonds (the “Beneficial Owners”) will not receive physical delivery of Bond certificates except as provided herein. For so long as DTC shall continue to serve as securities depository for the Project Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Project Bonds is to receive, hold or deliver any Bond certificate.
     For every transfer and exchange of Bonds, the Beneficial Owner may be charged a sum sufficient to cover such Beneficial Owner’s allocable share of any tax, fee or other governmental charge that may be imposed in relation thereto.
     Bond certificates are required to be delivered to and registered in the name of the Beneficial Owner under the following circumstances:
     (a) DTC determines to discontinue providing its service with respect to the Bonds. Such a determination may be made at any time by giving 30 days’ notice to the Issuer, the Borrower and the Trustee and discharging its responsibilities with respect thereto under any applicable law; or
     (b) the Borrower determines to discontinue the system of book-entry transfers through DTC (or a successor securities depository).
     The Issuer, the Borrower and the Trustee will recognize DTC or its nominee as the Bond owner for all purposes, including notices and voting.
     The Issuer, the Trustee and the Underwriter may conclusively rely on (A) a certificate of DTC as to the identity of the participants in the book-entry system, and (B) a certificate of such participants as to the identity of, and the respective principal amounts of Bonds beneficially owned by, the Beneficial Owners.
     Whenever, during the term of the Bonds, beneficial ownership thereof is determined by a book entry at DTC, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering or transferring the book entry to produce the same effect.
     The Trustee and the Issuer, at the direction and expense of the Borrower and with the written consent of the Underwriter, may from time to time appoint a successor securities depository and enter into an agreement with such successor securities depository, to establish procedures with respect to the Bonds not inconsistent with the provisions of this Indenture. Any successor securities depository shall be a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934, as amended.
     Neither the Issuer, the Borrower, the Trustee nor the Underwriter (except and only to the extent it is also a participant in the book-entry system) will have any responsibility or obligation to DTC, any participant in the book-entry system or the Beneficial Owners with respect to (i) the accuracy of any records maintained by DTC or any participant, (ii) the payment by DTC or any participant of any amount due to any Beneficial Owner with respect to the principal or purchase price or, the premium or interest on, any Bond, (iii) the delivery of any notice by DTC or any participant, (iv) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds, or (v) any other action taken by DTC or any participant.
     Notwithstanding anything in this Indenture to the contrary, the Issuer and the Trustee hereby agree as follows with respect to the Bonds, if and to the extent any Bond is registered in the name of “Cede & Co.” as nominee of DTC: (i) the Trustee shall give DTC all special notices required by the Representation Letter at the times, in the forms and by the means required by the Representation Letter; (ii) the Trustee shall make payments to Cede & Co. at the times and by the means specified in the Representations Letter; (iii) Cede & Co., shall not be required to surrender Bonds which have been partially paid or prepaid to the extent permitted by the Representation Letter; and (iv) the Trustee shall set a special record date (and shall notify the registered owners of the Bonds thereof in writing) prior to soliciting any Bondholder consent or vote, such notice to be given not less than 15 calendar days prior to such record date (any Bond transferred by a registered owner subsequent to the establishment of the special record date and prior to obtaining such consent or vote shall have attached to it a copy of the notice to Bondholders by the Trustee).
     If at any time DTC ceases to hold the Bonds, all references herein to DTC shall be of no further force and effect.
     Section 2.11 Issuance of Additional Bonds. At the request of the Borrower, the Issuer may issue Additional Bonds from time to time for any purpose permitted by the Act.
     Those Additional Bonds shall be on a parity with the Project Bonds and any Additional Bonds theretofore or thereafter issued and outstanding as to the assignment to the Trustee of the Issuer’s right, title and interest in the Agreement, the Project Fund and the Bond Fund and the moneys and investments therein to provide for payment of principal of, and premium, if any, and interest on the Project Bonds; provided, that nothing herein shall prevent payment of principal of, and premium, if any, and interest on any series of Additional Bonds from (i) being otherwise secured and protected from sources or by property or instruments not applicable to the Project Bonds and any one or more series of Additional Bonds, or (ii) not being secured or protected from sources or by property or instruments applicable to the Project Bonds or one or more series of Additional Bonds. Each series of Additional Bonds shall be given a separate designation to distinguish it from any other series of Bonds issued hereunder, and any Supplemental Indenture entered into in connection with a series of Additional Bonds shall establish a separate Reimbursement Account with respect to that series, in which shall be deposited the proceeds of the drawings on the additional letter of credit securing such series, and which

Reimbursement Account shall not be pledged to or constitute part of the security for the payment of principal of, and premium, if any, and interest on any other series of Bonds.
     Section 2.12 Delivery of Additional Bonds. Before any Additional Bonds shall be authenticated and delivered by the Trustee, there shall be filed with the Trustee the following items:
     1. A copy, duly certified by the Secretary or Assistant Secretary of the Issuer, of the proceedings of the Issuer authorizing the execution and delivery of any amendments to the Agreement, the Note, this Indenture, the Bond Purchase Agreement and the Tax Agreement, and the issuance of the Additional Bonds.
     2. An original executed letter of credit and the confirming letter of credit.
     3. Original executed counterparts of any amendments to this Indenture, the Agreement and the Tax Agreement.
     4. The original executed additional Note or Notes with such variations in principal amounts, interest rates, interest payment and maturity dates and prepayment provisions as may be appropriate to correspond to such provisions of the Additional Bonds, which Note or Notes will:
     (a) be payable to the Issuer and assigned to the Trustee;
     (b) be issued in an aggregate principal amount equal to the aggregate principal amount of the Additional Bonds;
     (c) provide for payments of interest equal to the payments of interest on the Additional Bonds;
     (d) require payments of principal, any premium and/or prepayments equal to the payments of principal, any premium and/or sinking fund payments on the Additional Bonds;
     (e) require all payments on such additional Note or Notes to be made on or prior to the date for the corresponding payments to be made on the Additional Bonds;
     (f) contain optional prepayment provisions and provisions in respect of the acceleration of principal and any premium corresponding to such provisions of the Additional Bonds; and
     (g) be on a parity with all other Notes before or after executed and delivered by the Borrower pursuant to the Agreement corresponding to any Bonds.
     5. A request and authorization to the Trustee on behalf of the Issuer to authenticate and deliver the Additional Bonds to or as directed by the purchaser thereof upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such request and authorization.
     6. An opinion of Bond Counsel substantially to the effect that (A) the Additional Bonds constitute legal, valid and binding limited obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors and to the exercise of judicial discretion in accordance with general principles of equity, and (B) the interest on the Additional Bonds is excluded from gross income for (to the extent as may be described in such opinion) State and federal income tax purposes under existing statues, regulations, published rulings and judicial decisions, except for interest on any Bond for any period during which such Additional Bond is held by a “substantial user” of any facilities financed with the proceeds of the Bonds or a “related person,” as such terms are used in Section 147(a) of the Code; and
     7. Opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Trustee, Bond Counsel and the Underwriter.
     8. The consent of the Bank, which shall not be unreasonably withheld.
ARTICLE III
PURCHASE OF BONDS; REDEMPTION OF BONDS
     Section 3.01 Purchase of Bonds. The Tender Agent shall effect the purchase of Bonds bearing interest at a Variable Rate (or portions thereof in principal amounts equal to $100,000 or any integral multiple of $5,000 in excess thereof, and provided that the remaining portion to be held by the Owner is $100,000 or more) eligible for tender at its designated office in the City of Portland, Oregon, from any Owner of such Bonds (other than the Borrower, the Bank or the Issuer), at the Purchase Price but solely from and to the extent of the funds described in Section 3.04 and for the account of the Persons described in Section 3.05:
     A. upon tender for purchase of Bonds bearing interest at a Variable Rate at the option of the Owner thereof (other than the Borrower or the Issuer), if the Letter of Credit is in effect hereunder, with respect to any bonds that are Project Bonds, and if notice of such tender shall have been provided to the Tender Agent in strict compliance with the provisions of Section 3.02, upon delivery of the Bond to be purchased to the Tender Agent, as agent for the Person that purchases the same pursuant to Sections 3.04 and 3.05, by 10:00 a.m., Portland, Oregon time, on the Purchase Date, endorsed in blank.
     B. upon tender for purchase, or constructive tender for purchase, of such Bonds as required by Section 3.03B, on
(1) the last Interest Payment Date prior to the release of the Letter of Credit or any Confirming Letter of Credit (in connection with a substitution of the Letter of Credit or any Confirming Letter of Credit, as the case may be, then in effect) which is the subject of the notice provided for in Sections 3.03B(1) and 3.03C, or on
(2) the Conversion Date, as described in the notice provided for in Section 3.03B(2), upon delivery, of the Bond to be purchased to the Tender Agent, as agent for the Person that purchases the same pursuant to Sections 3.04 and 3.05, by 10:00 a.m., Portland, Oregon time, on the Purchase Date, endorsed in blank.
     The Tender Agent shall apply the proceeds of remarketing of such tendered Bonds by the Remarketing Agent and shall apply the proceeds of a draw by the Trustee under the Letter of Credit to pay the Purchase Price of the tendered Bonds at or before 4:00 p.m. Portland, Oregon time on the Purchase Date and shall each dispose of Bonds so tendered, or deemed to be so tendered, for sale, as provided in this Article. The Trustee and the Remarketing Agent, as the case may be, shall take all actions reasonably required in order to make such proceeds available to the Tender Agent by no later than 3:00 p.m., Portland, Oregon time on the Purchase Date.
     Section 3.02 Optional Tender of Bonds for Purchase. Notice (which notice shall be irrevocable) of the tender of any Bond (or portion thereof) bearing interest at the Variable Rate for purchase pursuant to Section 3.01A at the option of the Owner thereof shall be delivered, telexed, or telecopied no later than 3:00 p.m. Portland, Oregon time on the date of notice, which shall be a Business Day, to the Tender Agent, in writing duly executed by the Owner of such Bond or by his attorney duly authorized in writing and shall specify:
     A. the principal amount and Bond number of such Bond (or portion thereof) to be tendered, and
     B. the Purchase Date on which such Bond (or portion thereof) shall be purchased pursuant to such Section 3.01A, which Purchase Date shall be a Business Day which is not prior to the 7th day next succeeding the day of receipt of such notice by the Tender Agent and which occurs while the Letter of Credit is in effect hereunder.
     If any Bond for which notice of tender is given as provided in this Section 3.02 is not tendered for purchase to the Tender Agent by 10:00 a.m. Portland, Oregon time on the Purchase Date, duly endorsed in blank (such Bond herein referred to as “Untendered Bond”), such Untendered Bond shall, subject to the conditions set forth in Section 3.03E hereof, be deemed tendered and sold to the Person specified in Section 3.05, and the Owner of such Bond shall be liable for all damages, if any, of the Issuer, the Borrower, the Remarketing Agent, the Tender Agent, the Paying Agent and the Bank caused by the failure to so tender such Bond.
     As soon as practicable upon receipt of such notice, but in no event later than 10:00 a.m. Eastern time on the following Business Day, the Tender Agent shall give notice by telephone, telecopy, or telex, promptly confirmed in writing, to the Paying Agent, the Trustee, the Remarketing Agent, the Borrower and the Bank, specifying the principal amount of the Bonds so tendered for purchase and the Purchase Date for such Bonds.
Section 3.03 Mandatory Tender of Bonds for Purchase; Untendered Bonds.
     A. Each Owner of Bonds (other than the Borrower or the Issuer), upon notice given by the Paying Agent pursuant to Section 3.03B, shall tender on the day stated in such notice, and in any event shall be deemed to have tendered, such Bonds to the Tender Agent, as agent for the Person that purchases the same pursuant to Sections 3.04 and 3.05, for purchase pursuant to Section 3.01B.
     B. The Paying Agent shall give notice of a mandatory tender to the Trustee, the Borrower, the Bank, the Confirming Bank, the Tender Agent, the Remarketing Agent, and each Owner of Bonds and, if the Bonds are then rated by either Moody’s or S&P, to such rating agency, by Mail no later than the thirtieth (30th) day preceding (and with each Bond bearing interest at a Variable Rate which is authenticated and delivered after such thirtieth (30th) day, preceding) each of the following days, each of which shall be a “Mandatory Tender Date”:
          (1) the last Interest Payment Date prior to the date on which the Letter of Credit or any Confirming Letter of Credit is to be released (in connection with the substitution of the Letter of Credit or any Confirming Letter of Credit, as the case may be, then in effect) pursuant hereto, stating (a) the day on which the then effective Letter of Credit or any Confirming Letter of Credit is to be released, (b) that each Bond bearing interest at a Variable Rate of such Owner (i) not tendered for purchase pursuant to Section 3.01B by 10:00 a.m., Portland, Oregon time, on such Interest Payment Date and (ii) shall be deemed to have been tendered for purchase on such Interest Payment Date at the Purchase Price, and that such Owner shall not be entitled to any payment (including any interest accrued subsequent to such Interest Payment Date) in respect of such Bond other than the Purchase Price for such Bond, (c) the name of the obligor on any Alternate Letter of Credit or any Alternate Confirming Letter of Credit which is the basis for such release, (d) that upon such release of such existing Letter of Credit or any Confirming Letter of

Credit (in connection with a substitution of the Letter of Credit or any Confirming Letter of Credit then in effect) any rating then assigned to the Bonds may be reduced or withdrawn, and (e) the then current names and addresses of the Paying Agent and the Remarketing Agent; and
          (2) the Conversion Date, stating (a) that from the Conversion Date the Bonds will bear interest at a Fixed Interest Rate, (b) such Fixed Interest Rate, (c) that each Bond not tendered for purchase pursuant to Section 3.01B by 10:00 a.m., Portland, Oregon time, on such date shall be deemed to have been tendered for purchase on the Conversion Date at the Purchase Price, and that such Owner shall not be entitled to any payment (including any interest accrued subsequent to such Business Day) in respect of such Bond other than the Purchase Price for such Bond, (d) that upon such conversion of interest to a Fixed Interest Rate any rating then assigned to the Bonds, if any, may be reduced or withdrawn, and (e) the then current names and addresses of the Paying Agent and the Remarketing Agent.
     C. [Reserved].
     D. [Reserved].
     E. Any Bond (or portion thereof) which is required to be but which is not tendered for purchase by 10:00 a.m., Portland, Oregon time, on the day specified in Section 3.01B for mandatory tender shall be deemed to have been tendered and sold to the Person specified in Section 3.05, and, upon deposit in the Bond Fund of an amount sufficient to pay the Purchase Price of such Bonds on the mandatory tender date, (1) the Owner of each Untendered Bond shall not be entitled to any payment (including any interest accrued subsequent to such Purchase Date or mandatory tender date) in respect thereof other than the Purchase Price for such Bond, and such Untendered Bond (except any Bond issued in lieu thereof pursuant to Section 3.05B) shall no longer be entitled to the benefit of this Indenture, except for the purpose of payment of the Purchase Price therefor, and (2) the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the Person specified in Section 3.05 one or more new Bonds bearing interest at a Variable Rate or a Fixed Interest Rate, as appropriate, of any authorized denomination of a like aggregate principal amount.
     Section 3.04 Purchase of Tendered Bonds. Funds for the payment of the Purchase Price of Bonds tendered pursuant to Section 3.01 or Section 3.03 shall be disbursed by the Tender Agent first from proceeds of the remarketing of such Bonds (other than Bonds remarketed to the Issuer or the Borrower or any guarantor of the Borrower), and second from the Bond Fund only from the following sources and in the following order of priority:
     A. first, from amounts drawn under or derived from the Letter of Credit or any Confirming Letter of Credit pursuant hereto, and
     B. second, from Available Moneys.
     Upon tender for purchase of any Bond on the Purchase Date or any Untendered Bond on or after the Purchase Date in accordance with Section 3.01 or Section 3.03, the Paying Agent shall pay to the Owner of such Bond or deposit for the benefit of the Owner of such Untendered Bond at or before 4:00 p.m. Portland, Oregon time on the Purchase Date the Purchase Price therefor on behalf of the purchaser thereof specified in Section 3.05 from funds available for such purchase held in the Bond Fund.
     The Trustee, the Tender Agent and the Remarketing Agent shall hold all money delivered to the Trustee, the Tender Agent or the Remarketing Agent, respectively, hereunder for the purchase of Bonds in trust solely for the benefit of the respective Persons that shall have so delivered such money until the

Bonds purchased with such money are delivered pursuant to Section 3.05 and, thereafter, in the order specified above, for the benefit of the Owners tendering such Bonds.
     Section 3.05 Disposition of Tendered Bonds.
     A. Bonds tendered or deemed tendered pursuant to Section 3.02 or Section 3.03, the Purchase Price for which has been paid pursuant to Section 3.04, shall be deemed to have been purchased:
     (1) by the Persons to whom Bonds have been remarketed to the extent the Purchase Price therefor is paid from proceeds from the remarketing thereof pursuant to Section 3.04.
     (2) by the Borrower as pledgor for the benefit of the Bank or the Confirming Bank, respectively, as pledgee to the extent the Purchase Price therefor is paid from amounts drawn under or derived from the Letter of Credit pursuant to Section 3.04A or any Confirming Letter of Credit pursuant to Section 3.04B, and
     (3) otherwise by the Borrower.
     All Bonds purchased with proceeds made available through the Letter of Credit or any Confirming Letter of Credit pursuant to this Section shall constitute “Pledged Bonds,” and shall be delivered to and held by the Trustee as agent for the Bank or any Confirming Bank, as applicable (and shall be shown as Pledged Bonds on the bond register), in accordance with the terms and provisions of this Indenture and the Reimbursement Agreement. All payments on such Pledged Bonds shall be paid to the Bank. The Remarketing Agent shall at the request of the Bank or any Confirming Bank continue to use its best efforts to arrange for the sale of any Pledged Bonds at the purchase price, subject to full reinstatement of the amount available to be drawn under the Letter of Credit with respect to such Bonds to an amount equal to the principal amount of such Bonds plus the amount required for premium and interest thereon.
     If the Remarketing Agent remarkets any Pledged Bonds, the Remarketing Agent shall direct the purchaser of such Pledged Bond to transfer, by 10:00 a.m., Portland, Oregon time, on the purchase date, the purchase price of such remarketed Pledged Bond in immediately available funds to the Tender Agent, to be disbursed from such account solely for the purposes described in this paragraph. The Tender Agent shall immediately notify either the Bank or the Confirming Bank, as applicable (depending upon whether the purchase proceeds were made available through a draw on the Letter of Credit or a Confirming Letter of Credit), and the Remarketing Agent and the Trustee of the receipt of the purchase price for such Pledged Bond, and upon receipt of the purchase price and written notice from the Bank, to the Trustee of full reinstatement of the amount available to be drawn under the Letter of Credit or Confirming Letter of Credit, as applicable, with respect to such remarketed Pledged Bonds (as contemplated by the proceeding paragraph), such Pledged Bond shall be released from the pledge of the Bank or Confirming Bank, as the case may be. The Trustee shall transfer such purchase price to the Bank or Confirming Bank, as the case may be, upon receipt thereof and of evidence satisfactory to the Trustee of full reinstatement of the amount available to be drawn under the Letter of Credit or Confirming Letter of Credit with respect to such remarketed Pledged Bonds (as contemplated by the preceding paragraph) to the extent that amounts remain due and owing to either the Bank under the Letter of Credit or the Confirming Bank under the Confirming Letter of Credit, and give all required notices, in accordance with the terms of the Letter of Credit or the Confirming Letter of Credit, as the case may be. If money remains on deposit with the Tender Agent after payment is made to the Bank or Confirming Bank, as described in the proceeding sentence, such moneys shall be paid to, or upon the order of, the Borrower.

     Notwithstanding anything to the contrary in this subsection, if and for so long as the Bonds are held in book entry form, the registration requirements under this subsection shall be deemed satisfied if Pledged Bonds are (A) registered in the name of the securities depository or its nominee, (B) credited on the books of the securities depository to the account of the Trustee (or its nominee) and (C) further credited on the books of the Trustee (or such nominee) to the account of the Bank (or its designee).
     B. Whenever any Bond tendered or deemed tendered pursuant to Section 3.01 or Section 3.03 is purchased pursuant to Sections 3.04 and 3.05A, the Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the Person that purchased or that is deemed to have purchased the same or its designee, one or more new Bonds bearing interest at a Variable Rate or a Fixed Interest Rate, as appropriate, of any authorized denomination and of a like aggregate principal amount pursuant hereto.
     C. The Tender Agent shall hold all Bonds delivered to such Person hereunder solely for the benefit of the respective Owners which have so delivered such Bonds until money representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners and, in the case of Bonds pledged to or held in the name of the Bank, for the benefit of the Bank until disposed of pursuant to instructions from the Bank.
     D. In carrying out their respective responsibilities under this Article, the Remarketing Agent, the Tender Agent and the Paying Agent shall be acting solely as the agent of the Owners from time to time of the Bonds tendered or deemed tendered and of the Persons purchasing the same pursuant to Sections 3.04 and 3.05A, respectively. No delivery of Bonds to the Tender Agent pursuant hereto shall constitute a redemption of Bonds or other extinguishment of the debt evidenced thereby.
     Section 3.06. No Purchases or Sales After Certain Defaults. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases of Bonds with moneys in the Bond Fund or sales of Bonds pursuant to Sections 3.01, 3.02, 3.03 or 3.04 if there shall have occurred and be continuing an Event of Default hereunder, other than an Event of Default described in paragraphs (d), (e), (f), (g) or (h) of Section 9.01 hereof.
     Section 3.07. Mandatory Redemption of Bonds.
     A. The Project Bonds shall be subject to mandatory redemption in whole (or, in the case of the event stated in (2) of this paragraph, in whole or in part as provided below), at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, on any Business Day within 180 days after the occurrence of either of the following events:
     (1) As a result of any changes in the Constitution of the State or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, the Note shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement; or
     (2) A final determination by the Internal Revenue Service or a court of competent jurisdiction as a result of a proceeding in which the Borrower participates to the degree it deems sufficient, which determination the Borrower, in its discretion, does not contest by an appropriate proceeding, that, as a result of a failure by the Borrower to observe any covenant, agreement or representation by the Borrower in the Agreement, the interest payable on any Bonds is includable for federal income tax purposes in the gross income of any owner or beneficial owner of a Bond (other than an owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable Regulations).
Upon the occurrence of the event stated in Section 3.07(A)(2) hereof, the Bonds will be redeemed in whole unless the Borrower delivers to the Trustee, at the Borrower’s expense, an opinion of Bond Counsel upon which the Trustee may rely to the effect that redemption of a portion of the Bonds outstanding would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any owner or beneficial owner of such Bond (other than an owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable Regulations), and in such event the Bonds or portions thereof (in Authorized Denominations) shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.
     B. [Reserved].
     C. The Bonds are subject to mandatory redemption in whole on any Interest Payment Date which next precedes either a Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, or a subsequent date to which the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, respectively, shall have been extended (or if the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit is on an Interest Payment Date, then such date), at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five (45) days prior to any such Interest Payment Date (a) the Bank and/or Confirming Bank, as the case may be, shall have extended or further extended the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, as the case may be, to a date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date being extended or (b) the Borrower shall have obtained an Alternate Letter of Credit or Alternate Confirming Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date for the Letter of Credit or Confirming Letter of Credit, as the case may be, it replaces. If the Bonds are then rated by either Moody’s or S&P, the Trustee shall promptly notify such rating agency in writing of any such extension of a Letter of Credit Expiration Date or the expiration date of any Confirming Letter of Credit.
     D. The Bonds shall be subject to mandatory redemption by the Issuer, as a whole or in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within one hundred and eighty (180) days after the Completion Date with and to the extent of any excess proceeds of the Bonds, including income from the investment thereof, which shall remain in the Project Fund after completion of the Project and the payment of the Project Costs. Upon the occurrence of the event stated in this Section 3.07D, the principal amount of the Bonds to be redeemed will be a principal amount equal to the lowest integral multiple of $5,000 (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), equal to or in excess of the remaining proceeds of the Bonds, including income from the investment thereof.
     Section 3.08. Optional Redemption.

     A. Prior to conversion to the Fixed Interest Rate, the Bonds shall be subject to optional redemption by the Issuer in whole or in part in integral multiples of $5,000 (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), at the direction of the Borrower, on any Interest Payment Date, at the principal amount thereof without premium or penalty. Notwithstanding the provisions of Section 6.04 hereof, while the Letter of Credit is in effect with respect to the Bonds, the redemption price to be paid pursuant to this paragraph shall be derived solely from Available Moneys or, with the prior written consent of the Bank, which may be granted or denied in its sole and absolute discretion, moneys received from a drawing under the Letter of Credit.
     B. From and after conversion to the Fixed Interest Rate through the Maturity Date (the “Fixed Rate Period”), the Bonds shall be subject to optional redemption by the Issuer in whole or in part in the amount of $5,000 or any integral multiples thereof (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), at the direction of the Borrower, on any Interest Payment Date, as follows: (1) no Bonds shall be subject to such optional redemption prior to the first Redemption Year which shall commence on the October 1 next preceding the midpoint of the Fixed Rate Period (unless such midpoint is October 1 of any year, in which case the Redemption Year shall commence on such April 1); (2) during such first Redemption Year, Bonds may be redeemed at a redemption price of 102% of their principal amount, plus accrued interest to the redemption date; (3) thereafter, during the Redemption Year next following Bonds may be redeemed at a redemption price of 101% of their principal amount, plus accrued interest to the redemption date; and (4) thereafter, until and including the next succeeding Mandatory Tender Date (or final maturity, if earlier) of such Series, such Bonds may be redeemed at a redemption price equal to their principal amount, plus accrued interest to the redemption date. Notwithstanding the foregoing, Bonds may be redeemed on any Mandatory Tender Date at a redemption price equal to their principal amount plus accrued interest to the redemption date.
     C. The Bonds shall be subject to optional redemption in whole by the Issuer, but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, upon the exercise by the Borrower of its option to prepay payments under Section 8.2 of the Agreement, if any of the following shall have occurred:
     (1) All or substantially all of the Project shall be damaged or destroyed and the Borrower shall determine that it is not practicable or desirable to rebuild, repair or restore the Project;
     (2) All or substantially all of the Project shall be condemned or such use or control thereof shall be taken as to render the Project unsatisfactory to the Borrower for continued operation; or
     (3) Unreasonable burdens or excessive liabilities shall be imposed upon the Issuer or the Borrower with respect to the Project or the operation thereof.
While the Letter of Credit or an Alternate Letter of Credit is in effect with respect to the Bonds, the redemption price to be paid pursuant to this paragraph shall be derived solely from Available Moneys or, with the prior written consent of the Bank, which consent may be granted or denied in its sole and absolute discretion, moneys received from a drawing under the Letter of Credit or from moneys paid under the Alternate Letter of Credit.
     Section 3.09. Purchase of Bonds Upon Conversion to Fixed Interest Rate or Upon Release of the Letter of Credit.
     A. In the event that Bonds are subject to mandatory tender for purchase in accordance with Section 3.03B(1) or Section 3.03B(2), the Borrower shall, with the prior written consent of the Bank,

have the right to direct the Trustee to purchase, or cause to be purchased for cancellation, Bonds in an aggregate principal amount specified in a written direction delivered to the Trustee on or before the Interest Payment Date on which such Bonds are to be purchased pursuant to Section 3.03B hereof, such Bonds to be purchased at a price of 100% of the principal amount thereof plus accrued interest to the date of such purchase. Moneys for the payment of such purchase price shall be derived solely from Available Moneys provided by the Borrower and on deposit with the Trustee in a special trust account of the Bond Fund on the date of such purchase or from moneys drawn under the Letter of Credit or an Alternate Letter of Credit.
     B. Bonds to be purchased as provided in paragraph A above which are not delivered by the Owners thereof to the Tender Agent on the Interest Payment Date on which such Bonds are to be tendered pursuant to Section 3.03B(1) or 3.03B(2) hereof shall nonetheless be deemed to have been delivered by the Owner thereof for purchase and to have been purchased from funds described in paragraph A above. Thereafter, the Trustee or the Authenticating Agent shall authenticate (and the Issuer execute, if necessary) a new Bond as provided in Section 2.08B hereof. Accrued interest payable to the date of purchase of Bonds purchased as provided in this Section 3.09 shall be paid to the Owner as of the Record Date next preceding the date of purchase of such Bond in the same manner as if such Bonds were not purchased pursuant to paragraph A above. Moneys deposited with the Paying Agent for purchase of Bonds pursuant to this Section 3.09 shall be held in trust in a separate escrow account, shall not be invested by the Paying Agent and shall be paid to the former Owners of such Bonds upon presentation thereof. The Paying Agent shall promptly give notice by Mail to each Owner whose Bonds are deemed to have been purchased pursuant to this Section 3.09, which notice shall state that interest on such Bonds ceased to accrue on the date of purchase and that moneys representing the purchase price of such Bonds are available against delivery thereof at the principal office of the Paying Agent. The Paying Agent shall hold moneys deposited by the Borrower or drawn by the Trustee under the Letter of Credit or Alternate Letter of Credit for the purchase of Bonds as provided in this Section 3.09, without liability for interest thereon, for the benefit of the former Owner of the Bond on such Interest Payment Date, who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond. Any moneys so deposited with and held by the Paying Agent not so applied to the payment of Bonds, if any, within two (2) years after such Interest Payment Date, shall be paid by the Paying Agent to the Borrower upon the written direction of an Authorized Borrower Representative (or, if the Bank shall have given written notice to the Paying Agent of the existence of a breach of the Borrower’s obligations under the Reimbursement Agreement, to the Bank to the extent of such amount) and thereafter the former Owners shall be entitled to look only to the Borrower for payment, and then only to the extent of the amount so repaid, and the Borrower shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.
     Section 3.10. Selection of Bonds to be Redeemed. If less than all of the Bonds are called for redemption, the Trustee shall select the Bonds or portions thereof in the amount of $5,000 or any integral multiple thereof (provided, however, that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) to be redeemed from the Bonds outstanding not previously called for redemption by lot in such manner as the Trustee in its discretion may deem proper, and each $5,000 of face value of each Bond shall be treated as a separate Bond for the purpose of selection by lot. If it is determined that a portion but not all of the principal amount of any Bond is to be called for redemption, then, upon notice of intention to redeem such portion, the owner of such Bond shall surrender such Bond to the Trustee for (a) payment to such owner of the redemption price of the portion of principal amount called for redemption, and (b) delivery to such owner of a new Bond or Bonds in the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. New Bonds representing the unredeemed portion of the principal amount of such Bond shall be issued to the owner thereof without charge therefor. If the owner of any such Bond shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the portion of principal amount called for redemption (and to that extent only) and interest with respect to such portion will cease to accrue provided that funds for the redemption thereof are on deposit with the Trustee at that time.
     Anything herein to the contrary notwithstanding, Pledged Bonds, as defined in the Reimbursement Agreement, shall so long as the Bank is not in default with respect to its obligations under the Letter of Credit, be redeemed prior to any other Outstanding Bonds.
     Section 3.11. Notice of Redemption.
     A. In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds, which notice shall (i) specify the Bonds to be redeemed, the redemption date, the redemption price and the place or places where amounts due upon such redemption will be payable (which shall be the principal office of the Paying Agent) and, if less than all of the Bonds are to be redeemed, the numbers of the Bonds, and the portions of Bonds, so to be redeemed, (ii) state any condition to such redemption and (iii) state that on the redemption date and upon the satisfaction of any such condition, the Bonds to be redeemed shall cease to bear interest. Such notice may set forth any additional information relating to such redemption. Such notice shall be given by Mail at least thirty (30) days prior to the date fixed for redemption to the Owners of Bonds to be redeemed and, if all the Bonds are to be redeemed and the Bonds are then rated by Moody’s or S&P, to Moody’s or S&P, to such agency, and, during the Variable Rate Period, the Remarketing Agent; provided, however, that if a Bond delivered pursuant to Section 3.05 hereof on or after the Special Record Date established for a proposed redemption of Bonds shall be deemed to have been selected for redemption pursuant to Section 3.10 hereof, such notice shall be given by telephone or telecopy, confirmed in writing, as promptly as practicable. Provided, however, that failure to duly give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds with respect to which no such failure or defect occurred. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. No defect in or delay or failure in giving any recommended notice described in the preceding sentence of this Section 3.11 shall in any manner affect the notice of redemption described in the first sentence of this Section 3.11. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the owner receives the notice. If a notice of redemption shall be unconditional, or if the conditions of a conditional notice of redemption shall have been satisfied, then upon presentation and surrender of Bonds so called for redemption at the place or places of payment, such Bonds shall be redeemed.
     B. [Reserved]
     C. Any Bonds which have been duly selected for redemption and which are deemed to be paid in accordance with Article VIII hereof shall cease to bear interest on the specified redemption date.
     Section 3.12. No Partial Redemption After Default. Anything in this Indenture to the contrary notwithstanding, if there shall have occurred and be continuing an Event of Default (other than an Event of Default described in clause (f) of Section 9.01 hereof), there shall be no redemption of less than all of the Bonds at the time Outstanding.
     Section 3.13. Payment of Redemption Price. For the redemption of any of the Bonds, the Issuer shall cause to be deposited in the Bond Fund, solely out of Available Moneys or drawings under the Letter of Credit or Alternate Letter of Credit, an amount sufficient to pay the principal of, premium, if any, and interest to become due on the date fixed for such redemption. The obligation of the Issuer to cause any such deposit to be made hereunder shall be reduced by the amount of Available Moneys or moneys resulting from a drawing under the Letter of Credit in the Bond Fund available for and used on such redemption date for payment of the principal of, premium, if any, and accrued interest on the Bonds to be redeemed within the meaning of Article VIII hereof.
     Section 3.14. Partial Redemption of Bonds. In case a Bond is of a denomination larger than the minimum Authorized Denomination, all or a portion of such Bond may be redeemed in an Authorized Denomination. Upon surrender of any Bond for redemption in part only, the Trustee shall authenticate and deliver to the owner thereof, without cost to the owner, a new Bond or Bonds duly executed by the Issuer in Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.
     Section 3.15. Notice by Tender Agent. The Tender Agent shall give Immediate Notice to the Remarketing Agent of (i) its receipt of any tendered Bonds, and (ii) the receipt of any Notice described in Section 3.03 hereof.
ARTICLE IV
CONVERSION TO FIXED INTEREST RATE
     Section 4.01. Authority for and Conditions to Conversion to Fixed Interest Rate. The interest rate borne by the Bonds shall be converted to the Fixed Interest Rate as follows:
     With the prior written consent of the Bank, which consent may be granted or denied in its sole and absolute discretion, upon receipt of an opinion of Bond Counsel that such conversion will not adversely effect the excludability of interest on the Bonds from gross income for Federal income tax purposes, and upon receipt by the Trustee of an amendment to the Letter of Credit, or upon the delivery of an Alternate Letter of Credit, increasing the amount available to be drawn for the payment of accrued interest on the Bonds to two hundred (200) days of accrued interest on the then existing principal balance of the Bonds at the Fixed Interest Rate, on any Interest Payment Date (if such date is designated by the Borrower as the Conversion Date), the Borrower may elect to convert the rate on the Bonds to the Fixed Interest Rate through the Maturity Date. The Borrower may exercise its conversion option by giving the Trustee, the Bank, the Confirming Bank, the Paying Agent, the Tender Agent and the Remarketing Agent written notice of its intention to convert the rate to the Fixed Interest Rate, at least fifty (50) days prior to the proposed Conversion Date.
     If the Borrower elects to convert the interest rate as aforesaid, the Paying Agent shall notify each Bondholder in writing by Mail at least thirty (30) days prior to the Conversion Date of the fact that the rate will be converted, and that the Bondholder shall tender the Bonds for purchase by the Remarketing Agent prior to the Interest Payment Date which is the Conversion Date in accordance with the terms of the Bonds.
     Section 4.02 Determination of Fixed Interest Rate. On a day which is a Business Day at least seven (7) days prior to the Conversion Date (the “Rate Determination Date”), the Remarketing Agent shall determine the Fixed Interest Rate.
     The Remarketing Agent shall determine the Fixed Interest Rate on the Rate Determination Date to be that rate per annum which, if borne by all of the outstanding Bonds through the Maturity Date, would, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions), be the interest rate necessary (but which would not exceed the interest rate necessary) to produce as nearly as practical a par bid for each outstanding Bond on the Rate Determination Date.
     On the Rate Determination Date, the Remarketing Agent shall advise the Borrower, the Trustee and the Bank by telephone (to be confirmed in writing) of the Fixed Interest Rate.
     Section 4.03. Replacement Bonds. The Paying Agent, at the direction of the Borrower, shall deliver replacement Bonds bearing the Fixed Interest Rate with deletion of such terms as are no longer applicable. Any such replacement Bonds shall be executed and authenticated as provided in Sections 2.03 and 2.04 herein. Notwithstanding anything herein to the contrary, any replacement Bonds shall be in $5,000 denominations or integral multiples thereof.
     Section 4.04. Certain Provisions No Longer Applicable.
     A. The day after the effective date of the Fixed Interest Rate, the Bonds shall no longer be subject to the following provisions of this Indenture, and in the event of delivery of replacement Bonds pursuant to Section 4.03 hereof, any recital of such provisions shall be deleted from such replacement Bonds:
     (i) The provisions of Section 2.01 relating to computation of the Variable Rate;
     (ii) The provisions of Sections 3.01, 3.02, 3.03, 3.04, 3.05 and 3.06 relating to the purchase, remarketing and delivery of Bonds;
     (iii) Article IV relating to conversion to a Fixed Interest Rate, except this Section 4.04 and Section 4.05; and
     (iv) Sections 10.11, 10.12, 10.13 and 10.14 relating to the Remarketing Agent and the Tender Agent.
     Additionally, following conversion to the Fixed Interest Rate, all references herein and in the Agreement and the Note to the Remarketing Agent shall be of no further effect, except with respect to any unpaid fees or expenses of the Remarketing Agent and the indemnification provided in the Agreement.
     Section 4.05. Interest on Bonds After Conversion to Fixed Interest Rate. Following conversion to a Fixed Interest Rate, the Bonds shall bear interest at the Fixed Interest Rate, payable each April 1 and October 1, commencing on the first April 1 or October 1 following such conversion, computed on the basis of a year of 360 days and twelve 30-day months.
ARTICLE V
GENERAL COVENANTS
     Section 5.01. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will promptly pay the principal of, and premium, if any, and interest on, every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in said Bonds according to the true intent and meaning thereof. The principal and interest and premium, if any, are payable by the

Issuer solely from the Revenues (except to the extent paid out of moneys attributable to the Bond proceeds or the income from the temporary investment thereof) and nothing in the Bonds or this Indenture should be considered as assigning or pledging any other funds or assets of the Issuer other than such Revenues and the right, title and interest of the Issuer in the Agreement and the Note in the manner and to the extent herein specified.
     Section 5.02. Performance by Issuer of Covenants. The Issuer covenants that it will, at the expense of the Borrower, faithfully perform at all times any and all of its covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in Section 5.01 the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Borrower or by the Trustee, or shall have received the instrument to be executed, and at the Issuer’s option shall have received from the Borrower assurance reasonably satisfactory to the Issuer that the Issuer shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly the Act, to issue the Bonds authorized hereby and to execute this Indenture, to grant the security interest herein provided, to assign the Agreement and the Note and to assign and pledge the amounts hereby assigned and pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.
     Section 5.03. Right to Payments under Agreement; Instruments of Further Assurance. The Issuer covenants that it will, at the expense of the Borrower, defend its right to the payment of amounts due from the Borrower under the Agreement and Note to the Trustee for the benefit of the owners of the Bonds against the claims and demands of all persons whomsoever. The Issuer covenants that it will, at the expense of the Borrower, do, execute, acknowledge and deliver such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably request in writing for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts pledged and assigned hereby to the payment of the principal of, and premium, if any, and interest on, the Bonds. The Issuer covenants and agrees that, except as herein and in the Agreement provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Revenues or its rights under the Agreement or the Note.
     Section 5.04. Recordation and Other Instruments. The Issuer and the Trustee covenant that they will cooperate with the Borrower in causing such security agreements, financing statements and all supplements thereto and other instruments as may be required hereunder or under the Agreement from time to time to be kept, recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Trustee on behalf of the owners of the Bonds and the rights of Trustee hereunder, and to perfect the security interest of the Trustee. Notwithstanding anything to the contrary contained in this Section, the Trustee, in the absence of such action by the Borrower, shall take such action at the Borrower’s expense as the Trustee deems reasonably necessary to cause such security agreements, financing statements and all supplements thereto and other instruments as may be required hereunder or under the Agreement from time to time to be kept, recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Trustee on behalf of the owners of the Bonds and the rights of the Trustee hereunder, and to perfect the security interest of the Trustee.

     Section 5.05. Inspection of Project Books. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the Revenues shall at all reasonable times be open to inspection by such accountants or other agencies as the other party may from time to time designate and in the case of the Trustee, by the Bank or its accountants.
     Section 5.06. List of Bondholders. The Trustee will keep on file a list of the names and addresses of all registered owners of Bonds on the registration books of the Issuer maintained by the Trustee as Registrar, together with the principal amount and numbers of such Bonds. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Borrower or by owners (or a designated representative thereof) of 15% or more in principal amount of Bonds then outstanding, such ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.
     Section 5.07. Rights Under Agreement. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Borrower, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof the Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Borrower thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder.
     Section 5.08. Prohibited Activities. The Issuer covenants and agrees that it will not take any action which might result in any interest on the Bonds becoming includable in the gross income of the owners thereof under federal income tax laws.
ARTICLE VI
DEPOSIT OF BOND PROCEEDS;
FUNDS AND ACCOUNTS; REVENUES;
LETTER OF CREDIT
     Section 6.01. Source of Payment of Bonds. The Bonds herein authorized and all payments to be made by the Issuer hereunder are not general obligations of the Issuer but are limited obligations payable solely from the Revenues (except to the extent paid out of moneys attributable to the Bond proceeds or the income from the temporary investment thereof), and as authorized by the Act and provided in the Agreement and in this Indenture. The Revenues (except to the extent that Loan Payments are made directly to the Bank in accordance with Section 2.1 of the Agreement) are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond Fund (hereinafter created). The entire amount of the Revenues is hereby pledged and assigned to the payment of the principal of, and interest and premium, if any, on, the Bonds.
     Section 6.02. Bond Fund. There is hereby established with the Trustee a trust fund to be designated “Mitchell County Development Authority (First United Ethanol, LLC Project), Series 2006 Bond Fund,” which is pledged and shall be used to pay the principal of, and premium, if any, and interest on, the Bonds. Within the Bond Fund there shall be established a certain trust account to be designated the “Letter of Credit Account”. Moneys drawn under the Letter of Credit shall be deposited into the Letter of Credit Account. There is further hereby established with the Trustee a separate

Reimbursement Account (“Reimbursement Account”) within the Bond Fund which Reimbursement Account shall be used by the Trustee to reimburse the Bank, as provided herein or in the Agreement and the Reimbursement Agreement. However, Borrower may reimburse the Bank directly so long as such reimbursement is in accordance with the Agreement and the Reimbursement Agreement.
     Section 6.03. Payments into Bond Fund. There shall be deposited into the Bond Fund, as and when received, (a) accrued interest received upon the delivery of the Bonds to the Underwriter; (b) into the Letter of Credit Account, moneys drawn under the Letter of Credit or any Confirming Letter of Credit for payment of the principal of and premium and interest on the Bonds, (c) any amount in the Project Fund directed to be paid into the Bond Fund under Section 6.09 and 6.10 hereof; (d) all Revenues; and (e) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement which are required or which are accompanied by directions that such moneys are to be paid into the Bond Fund. The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will deposit, or cause to be paid to the Trustee for deposit in the Bond Fund for its account, sufficient sums from revenues and receipts derived from the Agreement and the Note promptly to meet and pay the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable.
     Section 6.04. Use of Moneys in Bond Fund. Except as provided in Sections 6.13 and 10.02 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, and premium, if any, and interest on, the Bonds. The Trustee shall at all times maintain accurate records of deposits into the Bond Fund and accounts therein, and the sources and timing of such deposits, and shall apply moneys from such sources on any Bond Payment Date in the order of priority indicated:
     (i) Moneys drawn under the Letter of Credit or any Confirming Letter of Credit;
     (ii) Proceeds of the sale of refunding obligations and proceeds from the investment thereof;
     (iii) Moneys constituting payments made by the Borrower pursuant to the Agreement and the Note, which moneys are Available Moneys; and
     (iv) Any other moneys paid by the Borrower pursuant to the Agreement.
     Section 6.05. Custody of Bond Fund. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer, and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.
     Section 6.06. Project Fund. There is hereby established with the Trustee a trust fund in the name of the Issuer to be designated “Mitchell County Development Authority (First United Ethanol, LLC Project), Series 2006 Project Fund,” which shall be expended in accordance with the provisions of the Agreement.
     Section 6.07. Payments into Project Fund; Disbursements. The proceeds of the issuance and delivery of the Bonds (excluding accrued interest, if any) shall be deposited in the Project Fund. Moneys in the Project Fund shall be expended pursuant to requisitions signed by an Authorized Borrower Representative and approved by an officer of the Bank and delivered to the Trustee stating with respect to each payment to be made:

     (a) The requisition number;
     (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Borrower;
     (c) The amount to be or which has been paid;
     (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Project Fund in accordance with the provisions of the Agreement, the project certificate of the Borrower, and the Reimbursement Agreement, and has not been the basis of any previous requisition from the Project Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers;
     (e) That all the funds being requisitioned are being used in compliance with the Tax Agreement and the Code, and the regulations promulgated thereunder;
     (f) That no Event of Default exists and is continuing under the Agreement or under Section 9.01 of this Indenture, nor any condition, event or act which, with notice or lapse of time or both would constitute such an Event of Default; and
     (g) That such requisition is accompanied by copies of invoices or other appropriate documentation supporting the payments or reimbursements requested pursuant to this Section 6.07.
     The Trustee is hereby authorized and directed to make the disbursement pursuant to each such requisition. Nothing contained in this Section 6.07 shall impose on the Trustee any obligation to see to the proper application of the Project Fund. In making any such disbursement, the Trustee may rely on any such requisition and shall be relieved by any liability with respect to disbursements made in accordance with this Section. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom and shall provide monthly statements of transactions and investments pertaining to the Project Fund to the Borrower so long as any Bonds remain outstanding.
     Section 6.08. Letter of Credit; Alternate Letter of Credit.
     A. The Trustee shall, at or before 11:00 a.m. Portland, Oregon time on the third Business Day prior to any Bond Payment Date, draw upon the Letter of Credit in accordance with its terms to the extent necessary to pay principal of, premium, if any, and interest on the Project Bonds, whether upon a regularly scheduled Interest Payment Date, redemption, at maturity or upon acceleration of maturity or otherwise; provided, however, notwithstanding the preceding, in the event of acceleration of maturity of the Project Bonds due to an Event of Default described in Section 9.01 hereof, the Trustee shall, draw on the Letter of Credit or Confirming Letter of Credit in accordance with its terms to the fullest extent, and on such date and at such time, necessary to enable the Trustee to receive such draw proceeds and pay the principal of, premium, if any, and interest on the Bonds on the Bond Payment Date. The Trustee shall, upon the receipt of a direction by the Remarketing Agent pursuant hereto, draw moneys under the Letter of Credit in accordance with its terms to the extent necessary to pay the Purchase Price or portion of Purchase Price of Bonds delivered to the Remarketing Agent in accordance with Section 3.01 hereof and not remarketed by the Remarketing Agent.

     The Remarketing Agent will notify the Borrower, the Paying Agent, the Trustee and the Bank in writing no later than 2:00 p.m. Portland, Oregon time on the third Business Day preceding the Purchase Date with respect to such Project Bonds of (i) the principal amount of all such Project Bonds with respect to which there may be a failure of remarketing, and (ii) the amount of remarketing proceeds, if any, then on hand. On or before 10:30 a.m. Portland, Oregon time on the second Business Day prior to the Purchase Date for such unremarketed Project Bonds, the Trustee shall draw on the Letter of Credit in the amount of such Purchase Price less remarketing proceeds then on hand in accordance with the terms of the Letter of Credit.
     In the event that there is a dishonor by the Bank of a draw request pursuant to either of the two (2) prior paragraphs, or in the event that there has been a repudiation of the Letter of Credit, the Trustee shall declare an event of default under Section 9.01(i) herein and accelerate the Bonds pursuant to Section 9.02 herein. The trustee shall then immediately draw on the Confirming Letter of Credit to the extent necessary to pay principal of, premium, if any, and interest on all Project Bonds then outstanding.
     B. If at any time there shall have been delivered to the Trustee (i) an Alternate Letter of Credit or Alternate Confirming Letter of Credit in substitution for the Letter of Credit or any Confirming Letter of Credit then in effect, and (ii) an opinion of Bond Counsel stating that the delivery of such Alternate Letter of Credit or Alternate Confirming Letter of Credit to the Trustee is authorized under and complies with the terms of this Indenture and the Agreement and will not adversely affect the exclusions from gross income for Federal income tax purposes of interest on the Bonds, then the Trustee shall accept such Alternate Letter of Credit or Alternate Confirming Letter of Credit and promptly surrender the Letter of Credit or any Confirming Letter of Credit then in effect to the Bank or any Confirming Bank, as the case may be, which issued such Letter of Credit or any Confirming Letter of Credit for cancellation in accordance with its terms. If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the Letter of Credit and any Confirming Letter of Credit then in effect to the Bank or any Confirming Bank, as the case may be, which issued such Letter of Credit or Confirming Letter of Credit for cancellation in accordance with the terms thereof.
     C. The Trustee shall not sell, assign or otherwise transfer the Letter of Credit or any interest in the Revenues except to a successor Trustee hereunder except that the Trustee may and hereby does appoint the Paying Agent as agent for the Trustee with respect to the Letter of Credit and any Confirming Letter of Credit and only in accordance with the terms of the Letter of Credit and any Confirming Letter of Credit or the Agreement, as the case may be.
     Section 6.09. Completion of Project. The completion of the Project and payment or provision made for payment of the full Project Costs shall be evidenced by the filing with the Trustee of a certificate required by the provisions of Section 3.3 of the Agreement. Any balance remaining in the Project Fund on the Completion Date shall be used in accordance with Section 4.2(g) of the Agreement.
     Section 6.10. Transfer of Project Fund. If all of the Bonds are paid or deemed to be paid or canceled as herein provided or if the principal of the Bonds shall have become due and payable pursuant to Article IX hereof, then, notwithstanding anything herein to the contrary, any balance then remaining in the Project Fund shall without further authorization be deposited in the Bond Fund by the Trustee.
     Section 6.11. Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, or in the event any check for the payment of interest shall not be cashed, then if funds sufficient to pay such Bond or interest shall have been made available to the Trustee, all liability of the Issuer for the payment of such Bond or interest shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the owner of such Bond, who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond or interest. Any moneys so deposited with and held by the Trustee for the benefit of such persons, if any, for two years after the date upon which such moneys were so deposited, shall be paid to the Borrower as provided in Section 6.13 hereof, subject to the provisions of Section 10.2 of the Loan Agreement, and thereafter such persons shall look only to the Borrower for the purpose of payment from such moneys and the Trustee shall have no further liability with respect to such moneys.
     Section 6.12. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of the Bond Fund under any provision of this Indenture shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, and moneys referred to in Section 6.11 hereof held by the Trustee for the payment of Bonds or interest, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien or security interest created hereby.
     Section 6.13. Repayment to the Bank and the Borrower from Bond Fund or Project Fund. Any amount remaining in any account of the Bond fund, the Project Fund, or any other fund or account created hereunder (other than the Rebate Fund) after payment in full of the principal of, premium if any, and interest on the Bonds, the fees, changes and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid immediately to the Bank to the extent of any indebtedness of the Borrower to the Bank under the Reimbursement Agreement, and, after repayment of all such indebtedness to the Borrower. Moneys remaining in the Rebate Fund after all required payments to the United States of America shall also be applied as provided in the foregoing sentence. In making any payment to the Bank under this Section, the Trustee may rely conclusively upon a written statement provided by the Bank as to the amount payable to the Bank under the Reimbursement Agreement.
     Section 6.14. Additional Payments Under the Agreement. Pursuant to Section 2.2(c) of the Agreement, the Borrower has agreed to pay as provided therein fees and expenses (including reasonable attorneys’ fees and expenses) of the Trustee. Such additional payments received by the Trustee shall not be paid into the Bond Fund but shall be for the account of the Trustee.
     Section 6.15. Arbitrage Requirements. Anything in the Agreement or this Indenture to the contrary notwithstanding, the Trustee is hereby authorized to deposit moneys in the Project Fund and the Bond Fund and to withdraw moneys from the Project Fund and the Bond Fund upon the written direction of the Borrower, together with the written approving opinion of Bond Counsel, in order to comply with the provisions of the Tax Agreement.
     Section 6.16. Rebate Fund. There shall be deposited by the Trustee in the Rebate Fund at the direction of the Borrower such amounts as are required to be deposited therein pursuant to the Tax Agreement. All amounts on deposit at any time in the Rebate Fund shall be held by the Trustee in trust to the extent required to pay rebatable arbitrage to the United States of America, and neither the Borrower, the Issuer nor the Owner of any Bonds shall have any rights in or claim to such money. All amounts held in the Rebate Fund shall be governed by this Section and by the Tax Agreement.
     Pursuant to the Tax Agreement, the Trustee shall remit all required rebate installments and a final rebate payment to the United States as directed by the Borrower in writing. Neither the Trustee nor the Issuer shall have any obligation to pay any amounts required to be rebated pursuant to this

Section and the Tax Agreement, other than from moneys held in the Rebate Fund created under this Indenture as provided in this Indenture of from other moneys provided to it by the Borrower. Any moneys remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any rebatable arbitrage shall be withdrawn and paid to the Borrower.
     The obligations to pay arbitrage rebate to the United States and to comply with all other requirements of this Section and the Tax Agreement shall survive the defeasance or payment in full of the Bonds until all rebatable arbitrage shall have been paid.
     Section 6.17. Assignment to Bank. It is expressly understood and agreed by the Trustee that the Issuer does hereby pledge and assign to the Bank, in consideration of the Bank’s issuance of the Letter of Credit, all of the Trust Estate herein assigned to the Trustee as security for the payment of the bonds, which assignment to the Bank is subject to the terms of this Indenture. Without limitation, anything in this Indenture to the contrary notwithstanding, in the event , in connection with the payment of the Bonds in full in accordance with Article VIII hereof, the Trustee draws under the Letter of Credit for the purpose of paying all or any portion thereof, then, in such event, the Trustee shall promptly following the Bank’s honor of the draft so drawn by the Trustee, transfer and assign to the Bank all collateral pledged and assigned by the Issuer to the Trustee pursuant to this Indenture, including, without limitation all rights of the Trustee under the Bond Documents, and in addition, shall remit to the Bank all amounts in any of the funds created by this Indenture which remain after the payment of the principal of and premium (if any) and interest on, or the purchase price of, any Bonds and any accrued and unpaid Administration Expenses and other amounts held by the Trustee in accordance with Section 10.2 hereof.
     Section 6.18. Subrogation Rights of Bank. The Bank shall be subrogated to the rights possessed under this Indenture by the Holders of the bonds, to the extent the Letter of Credit is drawn upon and the amount of such drawing is not subsequently reimbursed to the Bank. For purposes of the subrogation rights of the Bank hereunder, (a) any reference herein to the Holders of the Bonds shall mean the Bank, (b) any principal of or interest on the Bonds paid with moneys collected pursuant to the Letter of Credit shall be deemed to be unpaid hereunder, and (c) the Bank may exercise any rights it would have hereunder as the Holder of the Bonds. The subrogation rights granted to the Bank in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Bank and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder, under the Reimbursement Agreement or under any other instrument or agreement with respect to the reimbursement of moneys paid by the Bank under the Letter of Credit or with respect to the security for the obligations of the Borrower under the Reimbursement Agreement, and every other remedy now or hereafter existing at law or in equity or by statute
ARTICLE VII
INVESTMENT OF MONEYS
     Any moneys held as part of the Project Fund or the Bond Fund shall be invested and reinvested by the Trustee in accordance with the provisions of Section 4.5 of the Agreement. The Trustee may make any and all such investments through its own trust investment department. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund for which they were made. The interest accruing thereon and any profit realized from such investments shall be credited to such fund, and any net loss resulting from such investments shall be charged to such fund. The Trustee shall sell and reduce to cash a sufficient amount of such investments of the Project Fund whenever the cash balance in the Project Fund is insufficient to pay a requisition when presented or of the Bond Fund whenever the cash balance in the Bond Fund is insufficient to pay the principal of, and premium, if any, and interest on, the Bonds when due.
     All investment instructions hereunder shall be provided to the Trustee no later than one Business Day prior to the making of the investment directed therein. The Trustee shall be entitled to rely on all written investment instructions provided by the Borrower hereunder, and shall have no duty to monitor the compliance thereof with the restrictions set forth in this Article VII and in the Agreement and the Tax Agreement. The Trustee shall not be responsible or liable for the performance of any such investments or for keeping the moneys held by it hereunder fully invested at all times. Absent investment instructions hereunder, the Trustee shall invest the moneys held pursuant hereto in money market funds which are rated prime-1 or AAAm (or an equivalent) by Moody’s or S&P, including any such money market fund managed by the Trustee or any affiliate of the Trustee; provided, however, that the Trustee shall notify the Borrower in the event of any moneys being invested in such money market funds pursuant hereto.
     Notwithstanding anything in this Indenture to the contrary, moneys held, if any, by the Trustee, the Tender Agent or the Remarketing Agent which represent either proceeds from the resale by the Remarketing Agent of Bonds delivered for purchase pursuant to Section 3.02 or 3.03 hereof, or amounts drawn on the Letter of Credit or any Confirming Letter of Credit shall be invested, if at all, only in Permitted Investments that (i) have a rating, if the Bonds are then rated by Moody’s, equal to or higher than the then current rating on the Bonds by Moody’s, and, if the Bonds are then rated by S&P, equal to or higher than the then current rating on the Bonds by S&P, and (ii) that mature as needed to allow for timely payments to the Bondholders.
ARTICLE VIII
DISCHARGE OF LIEN
     If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the owners of the Bonds, of the principal, premium, if any, and interest due or to become due on the Bonds at the times and in the manner stipulated therein, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, and if all other liabilities of the Borrower under the Agreement and the Reimbursement Agreement shall have been paid or the payment thereof provided for, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture and execute and deliver to the Issuer such instruments in writing as shall be requisite to cancel and discharge the lien hereof, and reconvey, release, assign and deliver unto the Issuer any and all the estate, right, title and interest in and to any and all property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except (i) amounts in the Bond Fund required to be paid to the Borrower under Section 6.13 hereof and (ii) moneys or securities held by the Trustee for the payment of the principal of, and premium, if any, and interest on, the Bonds.
     Any Bond shall be deemed to be paid within the meaning of this Article when payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) Available Moneys certified by an independent certified public accountant to be sufficient to make such payment or (2) Governmental Obligations purchased with

Available Moneys (provided that the Borrower delivers to the Trustee, at the Borrower’s expense, an opinion of Bond Counsel upon which the Trustee may rely to the effect that all conditions with respect to such deposit specified in this Article VIII have been satisfied or provision therefor made and that such deposit will not cause interest on any of the Bonds to be includable for federal income tax purposes in the gross income of any owner thereof (other than an owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable Regulations) or cause any of the Bonds to be classified as arbitrage bonds (within the meaning of Section 148 of the Code and the applicable Regulations)) maturing as to principal and interest in such amounts and at such times as will without reinvestment provide sufficient moneys to make such payment as certified by an independent certified public accountant to be sufficient to make such payment, and all reasonably necessary and proper fees, compensation and expenses (including reasonable attorneys’ fees and expenses) of the Trustee pertaining to the Bonds with respect to which such deposit is made shall have been paid or provided for to the satisfaction of the Trustee. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of transfer and exchange and of payment from such moneys or Governmental Obligations on the date or dates specified at the time of such deposit.
     Notwithstanding the foregoing, in the case of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until the deposit shall have been made under the terms of an escrow deposit arrangement in form and substance reasonably satisfactory to the Trustee and consistent herewith and until the Borrower, on behalf of the Issuer, shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions in writing:
     (a) stating the date when principal (and premium, if any) of each such Bond is to be paid whether at maturity or on a redemption date (which may be any redemption date permitted by this Indenture);
     (b) to call for redemption pursuant to this Indenture any Bonds to be redeemed prior to maturity pursuant to (a) hereof; and
     (c) to mail, as soon as practicable, in the manner prescribed by Article III hereof, a notice to the owners of such Bonds that the deposit required by (ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal or redemption price, if applicable, and interest on said Bonds as specified in (a) hereof.
     Anything in Article XII hereof to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of Bonds and the interest and premium, if any, thereon and such Bonds and the interest and premium, if any, thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.
     Notwithstanding the foregoing, while the Bonds bear interest at the Variable Rate and in the event the Bonds are then rated by Moody’s or S&P, the lien of this Indenture shall not be cancelled and discharged except upon written confirmation from each such agency then rating the Bonds that such cancellation shall cause the reduction or withdrawal of any rating then in effect on the Bonds.

ARTICLE IX
DEFAULTS AND REMEDIES
     Section 9.01. Events of Default. Each of the following events shall constitute and is referred to in this Indenture as an “Event of Default”:
     (a) a failure to pay the principal of or premium, if any, on any of the Bonds when the same shall become due and payable at maturity or upon redemption;
     (b) a failure to pay an installment of interest on any of the Bonds when such interest has become due and payable;
     (c) a failure to pay an amount due in respect of the purchase price of Bonds delivered to the Paying Agent or the Remarketing Agent pursuant to Section 3.01 hereof when such payment has become due and payable;
     (d) the Trustee’s receipt of notice from the Bank or any Confirming Bank, as the case may be, that such Letter of Credit or Confirming Letter of Credit will not be reinstated with respect to interest, or in the case of the Confirming Letter of Credit, a drawing for interest or purchase price, (or the portion of purchase price corresponding to accrued interest) to an amount equal to one hundred nine (109) days’ interest on the Bonds in the event the Bonds are then bearing interest at the Variable Rate or two hundred (200) days’ interest on the Bonds in the event the Bonds are then bearing interest at the Fixed Interest Rate;
     (e) the Trustee’s receipt of notice from the Bank of the occurrence of an event of default under the Reimbursement Agreement;
     (f) a failure by the Issuer to observe and perform any covenant, condition, agreement or provision (other than as specified in clauses (a), (b) and (c) of this Section 9.01) contained in the Bonds or in this Indenture on the part of the Issuer to be observed or performed, which failure shall continue for a period of ninety (90) days after written notice, specifying such failure and requesting that it be remedied, shall have been given to the Issuer, the Bank and the Borrower by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of Owners of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding, unless the Trustee, or the Trustee and Owners of a principal amount of Bonds not less than the principal amount of Bonds the Owners of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Owners of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Issuer or the Borrower on behalf of the Issuer within such period and is being diligently pursued;
     (g) the occurrence of an event of default under the Agreement;
     (h) the occurrence of an event of default by the Borrower under the Note;
     (i) the dishonor or repudiation by the Bank of any Letter of Credit then in effect; or

     (j) the Trustee’s receipt of notice from the Confirming Bank of the occurrence of an event of default under the Confirmation Agreement.
     If on the date payment of principal of or interest on the Bonds is due, or if on the date on which payment of the purchase price of Bonds is to be made by the Remarketing Agent or the Paying Agent, sufficient moneys are not available to make such payment, the Trustee shall give telephonic notice or notice by telecopy (in either case to be immediately confirmed in writing by Mail) of such insufficiency to the Borrower and the Bank.
     Section 9.02. Acceleration; Other Remedies.
     A. Upon the occurrence and continuance of an Event of Default (i) described in paragraph (a), (b), (c), (d), (e), (i), or (j) of Section 9.01, the Trustee shall, or (ii) described in paragraph (f), (g) or (h) of Section 9.01, the Trustee shall at the written request of the Bank, by written notice to the Issuer, the Borrower, the Remarketing Agent and the Bank, declare the Bonds to be immediately due and payable, whereupon they shall, without further action, become and be immediately due and payable, and interest thereon shall cease to accrue immediately upon such declaration of acceleration anything in this Indenture or in the Bonds to the contrary notwithstanding, and the Trustee shall give notice thereof to the Issuer, the Borrower, the Remarketing Agent and the Bank and, by Mail, to all Owners of Outstanding Bonds.
     B. Following the expiration of the term of the Letter of Credit the provisions of the preceding paragraph are subject to the condition that if, after the principal of the Bonds shall have been so declared to be due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall cause to be deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all Bonds and the principal of any and all Bonds which shall have become due otherwise than by reason of such declaration (with interest upon such principal and, to the extent permissible by law, on overdue installments of interest, at the rate per annum specified in the Bonds) and such amount as shall be sufficient to cover reasonable compensation and reimbursement of expenses payable to the Trustee, and all Events of Default hereunder other than nonpayment of the principal of Bonds which shall have become due by said declaration shall have been remedied, then, in every such case, such Event of Default shall be deemed waived and such declaration and its consequences rescinded and annulled, and the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Issuer, the Borrower, the Remarketing Agent and the Paying Agent, and shall give notice thereof by Mail to all Owners of Outstanding Bonds; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.
     The provisions of paragraph A are further subject to the condition that any waiver of any event of default under the Reimbursement Agreement or the Agreement and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event of Default under paragraph (e) or (g) of Section 9.01 hereof and a rescission and annulment of the consequences thereof. If notice of such event of default under the Reimbursement Agreement shall have been given by the Bank or any Confirming Bank as provided herein and if the Trustee shall thereafter have received notice from such Bank or Confirming Bank that such event of default shall have been waived, the Trustee shall promptly give written notice of such waiver, rescission or annulment to the Issuer, the Borrower, the Paying Agent and, prior to conversion to a Fixed Interest Rate, the Remarketing Agent and such Bank or Confirming Bank, as the case may be, and shall give notice thereof by Mail to all Owners of Outstanding Bonds; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon. Anything to the contrary expressed or implied in this Indenture notwithstanding, the Trustee shall not waive any Event of Default unless and until it has received written notice from such Bank or Confirming Bank that gave notice of non-reinstatement that the Letter of Credit or Confirming Letter of Credit, as the case may be, has been reinstated in full (if a Letter of Credit and such Confirming Letter of Credit are then in effect). Notwithstanding anything contained herein, any even of default under Section 9.01(i) may not be waived under any circumstances.
     C. Subject to the provisions of Section 9.04, upon the occurrence and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and upon the written direction of the Bank, or Owners of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding and receipt of indemnity to its satisfaction, shall, in its own name and as the Trustee of an express trust:
     (i) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, and require the Issuer, the Bank or the Borrower to carry out any agreements with or for the benefit of the Owners of Bonds and to perform its or their duties under the Act, the Agreement, the Note, the Letter of Credit and this Indenture, provided that any such remedy may be taken only to the extent permitted under the applicable provisions of the Agreement, the Letter of Credit or this Indenture, as the case may be;
     (ii) bring suit upon the Bonds; or
     (iii) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Owners of Bonds.
     D. In the event that the Confirming Bank honors a draw by the Trustee under the terms of the Confirming Letter of Credit, all powers and remedies granted to and available to the Bank in this Indenture, the Bonds, and any related documents shall be deemed granted to and available to the Confirming Bank with the same full force and effect as if the Confirming Bank were the Bank.
     Section 9.03. Restoration to Former Position. In the event that any proceeding taken by the Trustee to enforce any right under this Indenture shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then the Issuer, the Trustee, the Bank, the Borrower and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.
     Section 9.04. Owners’ or Bank’s Right To Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the Bank or Owners of a majority in principal amount of the Bonds then Outstanding hereunder shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all remedial proceedings available to the Trustee under this Indenture or exercising any trust or power conferred on the Trustee by this Indenture; provided, however, that the Bank shall have no such rights in respect of remedies against it. In the event of a conflict between the directions of the Bank and those of the Owners of Bonds, the directions of the Bank shall prevail, unless a default hereunder shall be due to the Bank’s failure to honor a drawing made by the Trustee under the Letter of Credit in accordance with the terms of the Letter of Credit.

     Section 9.05. Limitation on Bondholders’ Right To Institute Proceedings. No Bondholder shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust or power hereunder, or any other remedy hereunder or on said Bonds, unless such Bondholder previously shall have given to the Trustee written notice of an Event of Default as hereinabove provided and unless also Bondholders of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding shall have made written request of the Trustee so to do, after the right to institute said suit, action or proceeding under Section 9.02 hereof shall have accrued, and shall have afforded the Trustee a reasonable opportunity to proceed to institute the same in either its or their name, and unless there also shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have complied with such request within a reasonable time; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the institution of said suit, action or proceeding; it being understood and intended that no one or more of the Bondholders shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder or under the Bonds, except in the manner herein provided, and that all suits, actions and proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all Bondholders.
     Section 9.06. No Impairment of Right To Enforce Payment. Notwithstanding any other provision in this Indenture, the right of any Bondholder to receive payment of the principal of and interest on such Bond, on or after the respective due dates expressed therein, or to institute suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of such Bondholder.
     Section 9.07. Proceedings by Trustee Without Possession of Bonds. All rights of action under this Indenture or under any of the Bonds secured hereby which are enforceable by the Trustee may be enforced by it without the possession of any of the Bonds, or the production thereof at the trial or other proceedings relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the equal and ratable benefit of the Bondholders, subject to the provisions of this Indenture.
     Section 9.08. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Trustee or to Bondholders is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or under the Agreement, or now or hereafter existing at law or in equity or by statute; provided, however, that any conditions set forth herein to the taking of any remedy to enforce the provisions of this Indenture, the Bonds, the Agreement or the Note also shall be conditions to seeking any remedies under any of the foregoing pursuant to this Section 9.08.
     Section 9.09. No Waiver of Remedies. No delay or omission of the Trustee or of any Bondholder to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default, or an acquiescence therein; and every power and remedy given by this Article IX to the Trustee and to the Bondholders, respectively, may be exercised from time to time and as often as may be deemed expedient.
     Section 9.10. Application of Moneys. Any moneys received by the Trustee, by any receiver or by any Bondholder pursuant to any right given or action taken under the provisions of this Article IX, after payment of the reasonable costs and expenses of the proceedings resulting in the collection of such moneys and of the reasonable expenses, liabilities and advances incurred or made by the Trustee including its counsel fees and expenses (provided that moneys received under the Letter of Credit, or other moneys held for the benefit of Bondholders, shall not be used for purposes other than payment of the Bonds), shall be deposited in the Bond Fund and all moneys so deposited in the Bond Fund during the continuance of an Event of Default (other than moneys for the payment of Bonds which had matured or otherwise become payable prior to such Event of Default or for the payment of interest due prior to such Event of Default) shall be applied as follows:
     (a) Unless the principal of all the Bonds shall have been declared due and payable, all such moneys shall be applied (i) first, to the payment to the persons entitled thereto of all installments of interest then due on the Bonds, with interest on overdue installments, if lawful, at the rate per annum borne by the Bonds, in the order of maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment of interest, then to the payment ratably, according to the amounts due on such installment, and (ii) second, to the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) with interest on such Bonds at their rate from the respective dates upon which they became due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal and interest due on such date, in each case to the persons entitled thereto, without any discrimination or privilege.
     (b) If the principal of all the Bonds shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, with interest on overdue interest and principal, as aforesaid, without preference or priority of principal over interest or interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.
     (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article IX, then, subject to the provisions of clause (b) of this Section 9.10 which shall be applicable in the event that the principal of all the Bonds shall later become due and payable, the moneys shall be applied in accordance with the provisions of clause (a) of this Section 9.10.
     (d) To the Bank to the extent of any amounts owing under the Reimbursement Agreement.
     Whenever moneys are to be applied pursuant to the provisions of this Section 9.10, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (unless such date has already been fixed pursuant to Section 9.02) (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal and interest to be paid on such date shall cease to accrue. The Trustee shall give notice of the deposit with it of any such moneys and of the fixing of any such date by Mail to all Owners of Outstanding Bonds and shall not be required to make payment to any Bondholder until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid; provided, however, that in the event of acceleration pursuant to Section 9.02 hereof, the date so fixed shall be no later than three (3) days from the date of such notice.
     Section 9.11. Severability of Remedies. It is the purpose and intention of this Article IX to provide rights and remedies to the Trustee and the Bondholders which may be lawfully granted under the provisions of the Act, but should any right or remedy herein granted be held to be unlawful, the Trustee and the Bondholders shall be entitled, as above set forth, to every other right and remedy provided in this Indenture and by law.
     Section 9.12. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or the property of the Borrower known to the Trustee, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Borrower for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:
     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect to the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Owners allowed in such judicial proceeding; and
     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same subject to the provisions of Section 9.10;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Owner to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Owner, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.02.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Owner any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Bonds or the rights of any Owner thereof, or to authorize the Trustee to vote in respect of the claim or any Owner in any such proceeding.
ARTICLE X
TRUSTEE; PAYING AGENT AND CO-PAYING AGENTS;
REGISTRAR; REMARKETING AGENT
     Section 10.01. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:
     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred

(which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
     (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, accountants and other experts, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, accountants and other experts, agents and receivers as may reasonably be employed in connection with the trusts hereof.
     (c) The Trustee shall not be responsible for any recital herein, or in the Bonds, or for the recording or filing of any instrument required to secure the Bonds, or for the validity of the execution by the Issuer of this Indenture, or of any instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby; but the Trustee shall be entitled to receive an annual opinion of counsel for the Borrower with respect to any necessary filing of any continuation statements which may from time to time be required to be filed under the Uniform Commercial Code of the State in order to continue the perfection of the lien of this Indenture and the Agreement. The Trustee shall not be responsible for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of documents relating to the security for the Bonds issued hereunder or intended to be secured hereby, and the Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Borrower under the Agreement except as herein set forth.
     (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not the Trustee.
     (e) The Trustee shall be protected in acting upon any opinion, notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.
     (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by the authorized officer or officers of the Issuer or an Authorized Borrower Representative under the Agreement as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in Section 10.01(h) hereof, or of which by Section 10.01(h) it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the authorized officer or officers of the Issuer under the seal of the Issuer to the effect that an authorization in the form therein set forth has been adopted by the

Issuer as conclusive evidence that such authorization has been duly adopted and is in full force and effect.
     (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and it shall not be answerable for other than its gross negligence or willful default.
     (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or under the Agreement except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article V hereof, unless the Trustee shall be specifically notified in writing of such default by the Issuer or by an owner of Bonds, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the designated corporate trust office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.
     (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property herein conveyed, including all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and with regard thereto as may be desired, but shall have no express or implied duty to do so.
     (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.
     (k) Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, by the Trustee deemed desirable for the purpose of establishing the right to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.
     (l) Before taking any action referred to in Section 9.02C, 9.04, or 10.04 hereof the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its failure to comply with the standard of care prescribed by Section 10.01(a) hereof by reason of any action so taken. Provided, however, that nothing in this subparagraph (l) shall authorize the Trustee to delay in making a draw on the Letter of Credit or any Confirming Letter of Credit in the event of an acceleration of the maturity of the Bonds.
     (m) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law.
     (n) The Trustee may rely upon advice of counsel chosen by the Trustee with due care and the opinions delivered in connection with the issuance of the Bonds, and, absent gross negligence or willful misconduct, shall not be responsible for any loss or damage resulting from any action or non-action by it taken or omitted to be taken in reliance upon advice of such counsel or such opinions. The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatsoever in connection with the trusts created hereby, except only for its own gross negligence or willful misconduct, including that of its directors, officer, employees or agents.
     (o) None of the provisions contained in this Indenture shall require the Trustee or the Issuer to expend or risk their own funds or otherwise to incur financial liability in the performance of any of their duties or the exercise of any of their rights or powers hereunder, except as expressly provided herein. Neither the Trustee nor the Issuer shall be required to give any bond or surety in respect to the execution of their rights and obligations hereunder.
     (p) Except as required to effect an assignment to a successor trustee or the Bank, or in the Event of Default under the Agreement or this Indenture the Trustee shall not sell, assign, pledge or transfer the Note or Notes held by it, and the Trustee is authorized to enter into an agreement with the Borrower to such effect.
     Section 10.02. Fees, Charges and Expenses of the Trustee. The Trustee shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services and in connection with entering into this Indenture. Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate for the foregoing fees, charges and expenses incurred by it.
     Pursuant to the Agreement, the Borrower shall indemnify and hold harmless the Trustee and the Issuer against any liabilities which the Trustee or the Issuer may incur in the exercise and performance of their powers and duties hereunder which are not due to the Trustee’s or the Issuer’s gross negligence or willful misconduct, and for any reasonable fees and expenses of the Trustee to the extent funds are not available under this Indenture. The rights of the Trustee and the Issuer under this Section shall survive the payment in full of the Bonds and the discharge of this Indenture.
     Section 10.03. Trustee as Paying Agent and Registrar. The Trustee shall also serve as the Paying Agent and the Registrar for the Bonds, and all references to fees, charges and expenses of the Trustee in this Indenture, including without limitation such references in Section 10.02 hereof, shall be deemed also to refer to the reasonable fees, charges and expenses of the Paying Agent and the Registrar.
     Section 10.04. Intervention by the Trustee. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of owners of the Bonds, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the owners of at least a majority of the aggregate principal amount of Bonds then outstanding, provided that the Trustee shall first have been offered indemnification in accordance with Section 10.01(1) hereof against such liability as it may incur in or by reason of such proceeding. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.
     Section 10.05. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer, to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any such successor Trustee shall give notice thereof to the Issuer and the Borrower.
     Section 10.06. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving forty-five (45) days’ written notice by registered or certified mail, return receipt requested, to the Issuer, the Borrower and the owner of each Bond, and such resignation shall take effect at the end of such forty-five (45) days (or upon the earlier appointment of a successor Trustee by the Bondholders or by the Issuer) provided that a successor Trustee has been appointed and has accepted such appointment pursuant to Sections 10.05 and 10.08 hereof. If no successor Trustee shall have been so appointed and shall have accepted appointment within forty-five (45) days of the giving of notice by the resigning Trustee, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.
     Section 10.07. Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, to the Issuer and to the Borrower, and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding, or (so long as no Event of Default is then existing under this Indenture) signed by the Borrower and delivered to the Trustee and the Issuer, and such removal shall take effect upon the appointment of a successor Trustee pursuant to the provisions of Section 10.08 hereof and the acceptance by the successor Trustee of such appointment.
     Section 10.08. Appointment of Successor Trustee by Bondholders or Issuer. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Issuer (at the direction of the Borrower, unless the Borrower shall then be in default, under this Indenture), or if no successor Trustee is so appointed by the Issuer, then by the owners of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their duly authorized attorneys in fact, a copy of which shall be delivered personally or sent by registered mail, return receipt requested, to the Issuer and the Borrower. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing having a reported capital and surplus of not less than $50,000,000, if there be such an institution willing, qualified and able to accept the trust upon customary terms, and (unless the Borrower shall then be in default under this Indenture) shall be satisfactory to the Borrower.
     Section 10.09. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer and the Borrower an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trust, duties and obligations of its predecessors; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, power and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed or recorded by the successor Trustee in each recording office, if any, where this Indenture shall have been filed or recorded.
     Section 10.10. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or an additional institution as a separate or co-trustee. The following provisions of this Section 10.10 are adapted to these ends.
     In the event that the Trustee appoints an individual or an additional institution as a separate or co-trustee, each and every remedy, power, right, obligation, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be imposed upon, exercised by or vested in or conveyed to the Trustee with respect thereto shall be imposed upon, exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them. Such separate or co-trustee shall deliver an instrument in writing acknowledging and accepting its appointment hereunder to the Issuer, the Trustee and the Borrower.
     Should any instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations under this Indenture, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.
     The appointment of a co-trustee hereunder shall not in any way change the Trustee’s fiduciary duties and obligations hereunder.
     Section 10.11. Remarketing Agent. The Borrower shall appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 10.12 hereof. The Remarketing Agent shall designate its principal office to the Paying Agent, the Trustee and the Bank and signify its acceptance of the duties and obligations imposed upon it hereunder and under the Remarketing Agreement by a written instrument of acceptance delivered to the Issuer, the Bank, the Borrower and the Trustee.
     Section 10.12. Qualifications of Remarketing Agent. The Remarketing Agent shall be an entity which is a member in good standing of the National Association of Securities Dealers, Inc. and shall be authorized by law to perform all the duties imposed upon it by this Indenture and the Remarketing Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture and the Remarketing Agreement by giving at least thirty (30) days’ notice to the Issuer, the Bank, the Borrower, and the Trustee. The Remarketing Agent may be removed upon sixty (60) days= notice, at the direction of the Borrower, with the prior written consent of the

Bank, by an instrument, signed by the Issuer, filed with the Remarketing Agent, the Bank, the Borrower and the Trustee.
     In the event that the Issuer shall fail to appoint a Remarketing Agent hereunder, or in the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or Federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Remarketing Agent, the Borrower, with the consent of the Bank shall appoint a successor Remarketing Agent and until a successor Remarketing Agent is appointed the Trustee but only upon its receipt of actual notice of such resignation, removal or dissolution shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture; however, if no successor Remarketing Agent has been appointed for a period of thirty (30) days, the Trustee shall apply to a court of competent jurisdiction for the appointment of a successor Remarketing Agent.
     Section 10.13. Tender Agent. The Issuer shall with the approval of the Borrower, appoint the Tender Agent for the Bonds, subject to the condition of Section 10.15 hereof. The Tender Agent shall designate its principal office to the Paying Agent, the Trustee, the Remarketing Agent and the Bank and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Bank, the Remarketing Agent, the Borrower and the Trustee under which the Tender Agent will agree, particularly:
     (a) to hold all Bonds delivered to it hereunder in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders;
     (b) to hold all moneys delivered to it hereunder for the purchase of Bonds in trust for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;
     (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Bank, and the Borrower at all reasonable times.
     The Issuer shall cooperate with the Trustee, the Registrar, the Bank, and the Borrower to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein and in the Agreement will be made available for the purchase of Bonds presented at the Principal Office of the Tender Agent (or such other office as may be designated by the Tender Agent) and whereby Bonds, executed by the Issuer and authenticated by the Trustee or its Authenticating Agent, shall be made available to the Remarketing Agent to the extent necessary for delivery pursuant to Section 3.05 hereof.
     Section 10.14. Qualifications of Tender Agent. The Tender Agent shall be an entity which is authorized by law to perform all the duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days’ notice to the Issuer, the Bank, the Borrower, and the Trustee. The Tender Agent may be removed at any time, at the direction of the Borrower, with the prior written consent of the Bank, by an instrument, signed by the Issuer, filed with the Tender Agent, the Bank, the Remarketing Agent and the Trustee.

     In the event of the resignation or removal of the Tender Agent, the Tender Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.
     In the event that the Issuer shall fail to appoint a Tender Agent hereunder, or in the event that the Tender Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Tender Agent shall be taken under the control of any state or Federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Tender Agent, the Borrower, with the consent of the Bank shall appoint a successor Tender Agent and until a successor Tender Agent is appointed the Trustee but only upon its receipt of actual notice of such resignation, removal or dissolution shall ipso facto be deemed to be the Tender Agent for all purposes of this Indenture.
     Section 10.15. Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent, the Registrar, the Remarketing Agent and the Tender Agent and in any other combination of such capacities, to the extent permitted by law.
ARTICLE XI
REFERENCES TO BANK;
EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
PROOF OF OWNERSHIP OF BONDS
     Section 11.01. References to Bank. Upon the Expiration of the term of the Letter of Credit, references to the Bank shall be ineffective, except with respect to amounts payable to the Bank which have not been paid; provided that, if an Alternate Letter of Credit has been delivered in accordance with the Agreement, references to the Bank herein shall, unless the context clearly requires otherwise, refer to the issuer of such Alternate Letter of Credit.
     If an Event of Default shall have occurred hereunder due to failure by the Bank to honor a proper drawing by the Trustee under the Letter of Credit, the rights of such Bank under Article IX and Article XII hereof shall not be effective during the continuance of such failure.
     All references to the “Bank” in this Indenture shall mean the “Confirming Bank” in the event that a draw is made under the terms of the Confirming Letter of Credit and for so long as the Confirming Bank has not been reimbursed in full for the amount of such drawing. Notwithstanding anything elsewhere in this Indenture regarding a loss of rights by the Bank upon any failure by the Bank to honor a proper drawing by the Trustee under the Letter of Credit, all rights available to the Bank under Article IX and XII hereof shall continue, be effective and be exercisable by the Confirming Bank if the Confirming Bank has honored a drawing by the Trustee on the Confirming Letter of Credit.
     Section 11.02. Execution of Instruments; Proof of Ownership. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Bondholders or on their behalf by an attorney-in-fact may be in any number of concurrent instruments of similar tenor and may be signed or executed by Bondholders in person or by an agent or attorney-in-fact appointed by an instrument in writing or as provided in the Bonds. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:
     (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.
     (b) The ownership of Bonds shall be proved by the registration books kept under the provisions of Section 2.08 hereof.
     Nothing contained in this Article XI shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of matters herein stated which it may deem sufficient. Any request of, consent of or assignment by any Bondholder shall bind every future Owner of the same Bond or any Bond or Bonds issued in lieu thereof in respect of anything done by the Trustee or the Issuer pursuant to such request, consent or assignment.
     Section 11.03. Indenture Also for Benefit of Bank. The Issuer and the Trustee acknowledge that this Indenture is also for the benefit of the Bank, so long as the Letter of Credit is outstanding, by virtue of the Bank’s obligations under the Letter of Credit and the Borrower’s obligations under the Reimbursement Agreement; provided, however, that the Bank’s rights hereunder, including its right to give its consents hereunder, are suspended as long as there is continuing dishonor by the Bank of a draw under the Letter of Credit.
ARTICLE XII
SUPPLEMENTAL INDENTURES
     Section 12.01. Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without consent of, or notice to, any of the Bondholders enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:
     (a) To cure any ambiguity or formal defect or omission in this Indenture;
     (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;
     (c) To evidence the appointment of a separate trustee or a co-trustee or the succession of a new Trustee hereunder;
     (d) To provide for an uncertificated book-entry system of registration for the Bonds;
     (e) To preserve the exclusion of the interest on the Bonds from gross income for purposes of federal income taxation;

     (f) To implement the Fixed Interest Rate or to evidence or give effect to the delivery of an Alternate Letter of Credit;
     (g) To provide for the issuance of Additional Bonds;
     (h) To obtain or maintain an appropriate rating or ratings on the Bonds; and
     (i) To make any other change which in the judgment of the Issuer and the Trustee is not materially prejudicial to the Bondholders.
     Section 12.02. Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures covered by Section 12.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the owners of not less than 50% in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section or in Section 12.01 hereof contained shall permit, or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then outstanding, (a) an extension of the maturity (or mandatory redemption date) of the principal of, or the interest on, any Bond issued hereunder, or (b) a reduction in the principal amount of, or redemption premium or rate of interest on, any Bond issued hereunder, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such supplemental indenture, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, or (f) deprivation of the owner of any Bond then outstanding of the lien hereby created on the Trust Estate.
     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be sent by Mail to all Bondholders. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the designated corporate trust office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following the mailing of such notice, the owners of not less than a majority or 100%, as the case may be, in aggregate principal amount of the Bonds then outstanding shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.
     Section 12.03. Consent of Borrower and the Bank. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Borrower and the Bank shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail, return receipt requested, to the Borrower and the Bank and, if the Bonds are

then rated by either Moody’s or S&P, such rating agency, at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Borrower shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive a letter of protest or objection thereto signed by or on behalf of the Borrower on or before 4:30 o’clock P.M. local time at the designated corporate trust office of the Trustee, on the fifteenth day after the mailing of said notice.
     Section 12.04. Opinion of Bond Counsel. The Trustee may require that the Borrower deliver to the Trustee at the Borrower’s expense an opinion of Bond Counsel upon which the Trustee may rely to the effect that a supplemental indenture is permitted by applicable law and will not adversely affect the tax-exempt status of the interest on the Bonds and that such supplemental indenture complies with the terms and provisions of this Indenture.
ARTICLE XIII
AMENDMENT OF AGREEMENT
     Section 13.01. Amendments, etc., to Agreement Not Requiring Consent of Bondholders. The Trustee and the Issuer shall without the consent of or notice to the Bondholders consent to any amendment, change or modification of the Agreement which does not adversely affect the Bondholders (i) as may be required by the provisions of the Agreement or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) to describe more fully or to amplify or correct the description of any property financed under the Agreement or intended so to be; (iv) to preserve the tax exempt status of interest on the Bonds, (v) to obtain or maintain an appropriate rating or ratings on the Bonds, or (vi) in connection with any other change therein which, in the judgment of the Issuer and the Trustee, is not materially prejudicial to the Bondholders.
     Section 13.02. Amendments, etc. to Agreement Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in Section 13.01 hereof, the Trustee and the Issuer shall not consent to any other amendment, change or modification of the Agreement without the giving of notice and the written approval or consent of the owners of not less than a majority in aggregate principal amount of the Bonds at the time outstanding given as in this Section provided; provided, however, that nothing in this Section or in Section 13.01 herein contained shall permit or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then outstanding, (a) an extension of time for the payment of an amount due under the Note, or (b) a reduction in the total amount due under the Note, or (c) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such amendment, change or modification of the Agreement. If at any time the Issuer and the Borrower shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 12.02 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal corporate trust office of the Trustee for inspection by all Bondholders.
     Section 13.03. Consent of the Bank. Anything herein to the contrary notwithstanding, amendments, changes or modifications of the Agreement shall not become effective unless and until the Bank shall have consented to the execution and delivery of such amendments, changes or modifications of the Agreement, which consent may be granted or denied in the Bank’s sole and absolute discretion.

In this regard, the Trustee shall cause notice of the proposed execution of any such amendments, changes or modifications of the Agreement together with a copy of the proposed amendments, changes or modifications of the Agreement to be mailed by certified or registered mail, return receipt requested, to the Bank and, if the Bonds are then rated by either Moody’s or S&P, such rating agency, at least fifteen days prior to the proposed date of execution and delivery of any such amendments, changes or modifications of the Agreement.
     Section 13.04. Opinion of Bond Counsel. The Trustee may require that the Borrower deliver to the Trustee at the Borrower’s expense an opinion of Bond Counsel upon which the Trustee may rely to the effect that any amendment, change or modification of the Agreement is permitted by applicable law and will not adversely affect the tax-exempt status of interest on the Bonds and that such amendment, change or modification complies with the terms and provisions of the Agreement and this Indenture.
ARTICLE XIV
MISCELLANEOUS
     Section 14.01. Consents, etc., of Bondholders. Any consent, request, direction, approval, notice, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent documents and may be executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, notice, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:
     (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.
     (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.08 hereof.
     For all purposes of this Indenture and of the proceedings for the enforcement hereof, such person shall be deemed to continue to be the owner of such Bond until the Trustee shall have received notice in writing to the contrary.
     In determining whether the owners of the requisite principal amount of Bonds outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Borrower or any affiliate of the Borrower shall be disregarded and deemed not to be Outstanding under this Indenture, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph (a) an “affiliate” means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Borrower; and for the purposes of this definition (b) “control”, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Borrower or any affiliate of the Borrower.
     Notwithstanding the foregoing paragraph, Bonds owned by the Borrower or any affiliate of the Borrower shall be deemed to be Outstanding under this Indenture if all the Bonds Outstanding at the time are owned by the Borrower or an affiliate of the Borrower; provided, however, that in such event the Borrower or such affiliate may not consent to any supplement to this Indenture that would adversely affect the validity of the Bonds or the tax-exempt status of the interest on the Bonds; and provided further that if a supplement to this Indenture is executed at a time when the Borrower or any affiliate is the owner of all the Outstanding Bonds, Bond Counsel shall render an opinion that the execution of the supplement to this Indenture does not adversely affect the validity of the Bonds or the tax exempt status of the interest thereon.
     Section 14.02. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto and the Borrower, and the owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Borrower and the owners of the Bonds as herein provided.
     Section 14.03. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever; provided that no holding or invalidity shall require the Issuer to make any payments from revenues other than Revenues derived from the Agreement or the Note.
     Section 14.04. Notices. Unless otherwise specifically provided, any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given on the fourth day following the day on which the same has been mailed by first class mail, postage prepaid, addressed as follows: if to the Issuer, at 186 Broad Street, Camilla, Georgia 31730; if to the Trustee, at Wells Fargo Bank, National Association, Corporate Trust Department, 1300 SW Fifth Avenue, 11th Floor, MAC P6101-114, Portland, Oregon 97201, or Telecopy No. (503) 886-3330 Attn: Corporate Trust Department; if to the Borrower, at First United Ethanol, LLC, 2 West Broad Street, Camilla, Georgia 31730, or Telecopy No. (229) 522-2824, Attention: Mr. Tommy Hilliard; if to the Bank at Southwest Georgia Farm Credit, ACA, 411 Broughton Street, Bainbridge, Georgia 39818, or Telecopy No. (229) 246-2711, Attention: Mr. Richard Monson; if to Confirming Bank at Wachovia Government & Institutional Banking, 1426 Main Street, 18th Floor, Columbia, South Carolina 29201 or Telecopy No. (803) 765-3023, Attention, Ms. Tammy Mitten; and if to the Original Purchaser or Remarketing Agent at W.R. Taylor & Company, LLC, 4740 Woodmere Blvd., Montgomery, Alabama 36106 or Telecopy No. (334) 395-6200, Attention: Mr. Robbins Taylor. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Issuer or the Borrower shall also be given to the other. The Issuer, the Borrower and the Trustee may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.
     Notice to the Rating Agencies. Written notice shall be provided by the Trustee to S&P of (1) the appointment of any successor trustee or remarketing agent, (2) any supplemental indenture or any amendment of any letter of credit, (3) the expiration, termination, substitution or extension of any letter of credit, (4) the payment of all principal, interest and premium, if any, on all of the Bonds, (5) the conversion of the Bonds to the fixed rate and (6) any acceleration of the Bonds.
     Section 14.05. Payments Due on Non-Business Days. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds is not a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption.
     Section 14.06. Action by Borrower and Issuer. Wherever it is herein provided or permitted for any action to be taken by the Borrower, such action may be taken by the Authorized Borrower Representative hereunder unless the context clearly indicates otherwise. Whenever it is herein provided or permitted for any action to be taken by the Issuer, such action may be taken by the Authorized Issuer Representative hereunder unless the context clearly indicates otherwise.
     Section 14.07. Limited Liability of Officers. No recourse shall be had for the payment of the principal of, premium, if any, and interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in this Indenture, the Agreement or the Tax Agreement against any past, present or future member, official, officer, agent, manager or employee of the Issuer, or any member, official, officer, agent, manager or employee of any successor to the Issuer, as such, either directly or through the Issuer or any successor thereto, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, official, officer, agent, manager or employee as such is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture, the Agreement, the Tax Agreement and the issuance of the Bonds by the Issuer.
     Section 14.08. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
     Section 14.09. Applicable Provisions of Law. This Indenture shall be governed by and construed in accordance with the laws of the State.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture of Trust to be executed in their respective corporate names as of the day first above written.

MITCHELL COUNTY DEVELOPMENT AUTHORITY
By:	/s/ Charles Rooks
Charles Rooks
Acting Chairman

SEAL
ATTEST:

/s/ Marilyn Royal

Marilyn Royal Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Doreen K. Rowe
Doreen K. Rowe
Vice President

EXHIBIT A
[FORM OF BONDS]
REGISTERED

No. R-1	$29,000,000
United States of America
Mitchell County Development Authority
Variable Rate Demand
Solid Waste Disposal Revenue Bond,
Series 2006 (First United Ethanol, LLC Project)

Date of Original
Interest Rate:	Maturity Date:	Issue:	CUSIP:
(Variable)	October 1, 2026	November 30, 2006	606511 AA 1

REGISTERED OWNER:	CEDE & CO,

PRINCIPAL AMOUNT:	TWENTY NINE MILLION AND 00/100 DOLLARS
     The Mitchell County Development Authority, a political subdivision and a municipal corporation duly organized and validly existing under the laws of the State of Georgia (the “Issuer”), for value received, hereby promises to pay (but only out of the Revenues of the Issuer from the Agreement, as hereinafter defined, and other moneys pledged therefor) to the Registered Owner specified above, or registered assigns, on the aforesaid Maturity Date, unless this Bond is called for earlier redemption, upon the presentation and surrender hereof, the principal amount specified above, and premium, if any, and interest on said principal amount from and including the date hereof until payment of said principal sum has been made or duly provided for, at the rates and on the dates set forth herein.
     The principal of and premium, if any, on this Bond is payable at the designated corporate trust office (the “principal office”) of Wells Fargo Bank, National Association, Portland, Oregon, as Paying Agent (the “Paying Agent”) under the Indenture hereinafter referred to, or at the principal office of any co-paying agent appointed in accordance with the Indenture, at the option of the registered Owner hereof.
     Payment of interest on this Bond may, at the option of any registered Owner of Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire transfer to such registered Owner to the bank account number on file with the Trustee as Registrar. Payment of the principal of, premium, if any, and interest on this Bond shall be in any coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.
     This Bond is one of the duly authorized Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006 of the Issuer, aggregating Twenty Nine Million and 00/100 Dollars ($29,000,000) in principal amount (the “Bonds”), issued under and pursuant to the

Constitution and laws of the State of Georgia, particularly the provisions of House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority (the “Act”) and the Trust Indenture (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), for the purpose of making a loan (the “Loan”) to assist First United Ethanol, LLC, a Georgia limited liability company (the “Borrower”), in the financing of costs of the Project, as defined in the Loan Agreement, dated as of October 1, 2006 (the “Agreement”), between the Issuer and the Borrower. Pursuant to the Indenture, Additional Bonds may be issued on parity with the Bonds.
     Pursuant to the Agreement, the Borrower has executed and delivered to the Issuer, and the Issuer has endorsed to the Trustee, the Borrower’s promissory note, dated the date hereof (the “Note”), in the principal amount of $29,000,000. The Borrower is required by the Agreement and the Note to make payments to the Trustee in the amounts and at the times necessary to pay the principal of and interest and any premium (the “Bond service charges”) on the Bonds. In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond service charges on the Bonds, the Issuer’s right, title and interest in and to the Agreement, except for Unassigned Issuer’s Rights.
     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of Georgia to exist, to have happened and to have been performed, precedent to and in the execution and delivery of the Indenture and the issuance of this Bond, do exist, have happened and have been performed in regular and due form as required by law.
     No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, official, officer, agent or employee of the Issuer in his individual capacity, and neither the officers of the Issuer, nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.
     This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the Trustee, or its successor as Trustee or a duly authorized authenticating agent, by execution of the certificate of authentication inscribed hereon.
     The Borrower has appointed W.R. Taylor & Company, LLC., as Remarketing Agent under the Indenture. The Issuer may from time to time, at the direction of the Borrower, remove or replace the Remarketing Agent.
     As provided in the Notice of Demand Privilege attached to the Indenture, the Owner of this Bond may require the Remarketing Agent to effect the purchase of such Bond at the price and upon the terms and conditions specified in such Notice of Demand Privilege.
     Concurrently with the issuance of the Bonds, the Borrower has caused to be delivered to the Trustee an irrevocable letter of credit (the “Letter of Credit”) of Southwest Georgia Farm Credit, ACA (the “Bank”). Unless extended in accordance with its terms, the Letter of Credit will expire at the close of Bank’s business on November 30, 2007. The Trustee shall be entitled under the Letter of Credit to draw up to (a) an amount sufficient (i) to pay the principal of Bonds, or (ii) to enable the Tender Agent to pay the principal portion of the purchase price or portion of the purchase price of Bonds delivered to it and not remarketed, plus (b) an amount equal to 109 days’ accrued interest on the outstanding Bonds (i) to pay interest on the Bonds, or (ii) to enable the Paying Agent or the Remarketing Agent to pay the portion of purchase price of the Bonds delivered to it and not remarketed equal to the accrued interest, if any, on such Bonds. The Borrower is permitted under the Agreement and the Indenture to secure an extension of the Letter of Credit beyond November 30, 2007, but the Bank is under no obligation to agree to such an extension. The Borrower may, upon the conditions specified in the Indenture, provide for the delivery to the Trustee of an irrevocable letter of credit other than the Letter of Credit.
     The Borrower has also caused to be issued and delivered to the Trustee by Wachovia Bank, National Association (the “Confirming Bank”) an irrevocable confirmation of the Letter of Credit (the “Confirming Letter of Credit”), pursuant to which the Trustee is entitled to draw, upon the dishonor by the Bank of any request for payment under the Letter of Credit, up to (a) an amount sufficient (i) to pay the principal of Bonds, or (ii) to enable the Tender Agent to pay the principal portion of the purchase price or portion of the purchase price of Bonds delivered to it and not remarketed, plus (b) an amount equal to 109 days’ accrued interest on the outstanding Bonds (i) to pay interest on the Bonds or (ii) to enable the Paying Agent or the Remarketing Agent to pay the portion of purchase price of the Bonds delivered to it and not remarketed equal to the accrued interest, if any, on such Bonds. The Confirming Letter of Credit shall expire on November 30, 2007, unless extended, and may be replaced by an Alternate Confirming Letter of Credit (as defined in the Indenture). As used herein, the term “Confirming Letter of Credit” shall refer to the Confirming Letter of Credit and any Alternate Confirming Letter of Credit issued in substitution therefor.
     The Issuer has established a book-entry only system of registration for the Bonds. Except as specifically provided otherwise in the Indenture, a securities depository will be the Registered Owner and will hold this Bond on behalf of the beneficial owners hereof. By acceptance of a confirmation of purchase, delivery or transfer, the beneficial owners of this Bond shall be deemed to have agreed to this arrangement. The securities depository, as Registered Owner of this Bond, shall be treated as the owner hereof for all purposes. This Bond is transferable by the Registered Owner in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of Authorized Denomination or Authorized Denominations, for the same aggregate principal amount, will be issued to the transferee in exchange therefor. Subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation thereof, Bonds may be exchanged for a like aggregate principal amount of Bonds of other Authorized Denomination or Authorized Denominations. The Trustee shall not be required to transfer or exchange any Bond during the period of fifteen days next preceding any Interest Payment Date nor to transfer or exchange any Bond after the mailing of notice calling such Bond or a portion thereof for redemption, nor during the period of fifteen days next preceding the giving of such notice of redemption. The Issuer and the Trustee may deem and treat the Registered Owner hereof as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and premium, if any, hereon and interest due hereon and for all other purposes and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.
     In addition to the words and terms defined elsewhere in this Bond, the following terms shall have the following meanings (with capitalized terms used and not defined herein having the same meanings as in the Indenture):
     “Accrual Period” means, prior to the Conversion Date, the one-week period commencing on a Thursday and ending on the Wednesday immediately succeeding such Thursday.

     “Bond Payment Date” means any Interest Payment Date and any other date on which the principal of, premium, if any, and interest on the Bonds is to be paid to the Owners thereof, whether upon redemption, at maturity or upon acceleration of maturity of the Bonds.
     “Business Day” means any day, other than a Saturday or Sunday, on which banks in the City of Portland, Oregon, or such other city in which the designated corporate trust office of the Trustee is located are not required or authorized to close.
     “Conversion Date” means the date on which the interest on the Bonds converts from the Variable Rate to the Fixed Interest Rate.
     “Fixed Interest Rate” means a fixed per annum. interest rate to be borne by the Bonds pursuant to Section 4.01 of the Indenture.
     “Interest Payment Date” means (i) prior to conversion to a Fixed Interest Rate, the first Thursday of January, 2007, and the first Thursday of each third month thereafter; (ii) the date of conversion to a Fixed Interest Rate; (iii) after conversion to a Fixed Interest Rate, each April 1 and October 1; and (iv) the Maturity Date.
     “Interest Period” means, initially, the period from and including the date of initial delivery of the Project Bonds to and including January 3, 2007 and thereafter, the period from and including an Interest Payment Date to and including the day next preceding the next succeeding Interest Payment Date.
     “Maximum Interest Rate” means ten percent (10%) per annum prior to the Conversion Date and, upon and after the Conversion Date, the Fixed Interest Rate.
     “Purchase Date”, when used with respect to any Bond, means the date upon which the Paying Agent is obligated to purchase such Bond pursuant to the Indenture.
     “Variable Rate” means Variable Rate as described herein.
PART I. VARIABLE RATE PROVISIONS
     This Bond will initially bear interest at a variable rate per annum (the “Variable Rate”), which shall be the lesser of (i) the Maximum Interest Rate or (ii) a fluctuating per annum rate equal to the per annum. rate for the Accrual Period determined by the Remarketing Agent (herein defined) by 12:00 noon, Portland, Oregon time, on the Wednesday preceding the day on which the Accrual Period commences or, if such day of determination is not a Business Day for the Remarketing Agent, on the first succeeding day which is a Business Day (the “Determination Date”), to be equal to (but not more than) the rate required to be borne by the Bonds for such Accrual Period to produce a bid for the purchase of all the Bonds on such Determination Date at a price equal to the principal amount thereof plus accrued interest, if any, thereon from the most recent Interest Payment Date. Notwithstanding the foregoing, the Accrual Period beginning on the date of initial authentication and delivery of the Bonds shall commence on such date and end on Wednesday, December 6, 2006. If for any reason the Variable Rate is not determined as set forth above on any Determination Date, the interest rate announced on the preceding Determination Date shall continue in effect. If for any reason the Variable Rate is not so determined for a second succeeding week or thereafter, the Variable Rate shall thereafter be determined by the Trustee and shall be a percentage per annum (not to exceed the Maximum Interest Rate) equal to twenty-five basis points in excess of the then current municipal swap index as quoted by the Bond Market Association. Interest at the Variable Rate will be computed on the basis of a year of 365 or 366 days, a appropriate, for the actual number of day elapsed, and will be payable on each Interest Payment Date, or, if such day is not a Business Day, on the next succeeding Business Day, with such interest being initially paid on January 4, 2007. Interest will be payable by check or draft mailed to the person in whose name this Bond is registered at the close of business on the Business Day preceding that Interest Payment Date on the registration books for this issue maintained by the Trustee, as Registrar.
PART II. CONVERSION AND PURCHASE PROVISIONS
     a. Conversion to a Fixed Interest Rate. With the prior written consent of the Bank, which consent may be granted or denied in its sole and absolute discretion, and upon receipt by the Trustee of an amendment to the Letter of Credit and to the Confirming Letter of Credit increasing the amount available to be drawn for the payment of accrued interest on the Bonds to two hundred (200) days of accrued interest on the then existing principal balance of the Bonds at the Fixed Interest Rate, on any Interest Payment Date (if such date is designated by the Borrower as the Conversion Date), the Borrower may elect to convert the rate on the Bonds to the Fixed Interest Rate. The Borrower may exercise its conversion option by giving the Trustee, the Bank, the Confirming Bank, the Paying Agent, the Tender Agent and the Remarketing Agent written notice of its intention to convert the rate to the Fixed Interest Rate, at least 50 days prior to the proposed Conversion Date.
     If the Borrower elects to convert the interest rate as aforesaid, the Paying Agent shall notify each Bondholder in writing by Mail (as defined in the Indenture) at least thirty (30) days prior to the Conversion Date of the fact that the rate will be converted, and that the Bondholder shall tender the Bonds for purchase by the Remarketing Agent prior to the Interest Payment Date which is the Conversion Date in accordance with the terms of the Bonds.
     On a day which is a Business Day at least seven (7) days prior to the Conversion Date (the “Rate Determination Date”), the Remarketing Agent shall determine the Fixed Interest Rate.
     The Remarketing Agent shall determine the Fixed Interest Rate to be that rate per annum which, if borne by all of the outstanding Bonds through the Maturity Date, would, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions), be the interest rate necessary (but which would not exceed the interest rate necessary) to produce as nearly as practical a par bid for each outstanding Bond on the Rate Determination Date.
     On the Rate Determination Date, the Remarketing Agent shall advise the Borrower, the Trustee and the Bank by telephone (to be confirmed in writing) of the Fixed Interest Rate.
     b. Additional Purchase Provisions. This Bond shall be subject to mandatory tender by the Owner at a price equal to the principal amount hereof plus accrued interest to the Purchase Date on the Conversion Date or, in certain circumstances, on the Interest Payment Date next preceding the Expiration of the term of the Letter. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF AGREES (i) TO SELL THIS BOND TO THE BORROWER PURSUANT TO SECTION 3.09 OF THE INDENTURE, AND (ii) UPON THE DEPOSIT WITH THE TRUSTEE OF MONEYS FOR SUCH PURCHASE IN ACCORDANCE WITH SECTION 3.09 OF THE INDENTURE, TO SURRENDER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, IN BLANK.

     BONDS TO BE PURCHASED AS REQUIRED UNDER THE INDENTURE MUST BE DELIVERED ON THE APPROPRIATE PURCHASE DATE (AS DEFINED IN THE INDENTURE), WITH A COMPLETED AND EXECUTED ASSIGNMENT BUT IN BLANK AS TO TRANSFEREE, TO THE TENDER AGENT ON OR BEFORE 10:00 A.M. Portland, Oregon TIME. BONDS REQUIRED TO BE TENDERED AND NOT SO TENDERED SHALL BE DEEMED PURCHASED AT SUCH DATE AND TIME AND INTEREST SHALL NO LONGER ACCRUE THEREON IF THE PURCHASE PRICE (AS DEFINED IN THE INDENTURE) HAS BEEN DEPOSITED WITH THE PAYING AGENT. BY PURCHASE AND ACCEPTANCE OF THIS BOND, THE OWNER HEREOF HEREBY IMMEDIATELY APPOINTS THE PAYING AGENT AS THE OWNER’S DULY AUTHORIZED ATTORNEY-IN-FACT FOR THE PURPOSES OF ASSIGNMENT, ENDORSEMENT, CERTIFICATION, EXECUTION OR ACKNOWLEDGMENT THAT THE OWNER IS HOLDING THIS BOND FOR THE BENEFIT OF THE PURCHASER OR PURCHASERS, REGISTER OF TRANSFERS AND DELIVERY OF BONDS, WHICH APPOINTMENT SHALL TAKE EFFECT IF THE OWNER OF THIS BOND DOES NOT DELIVER IT FOR PURCHASE ON AN APPLICABLE PURCHASE DATE. THIS BOND SHALL BE DEEMED PURCHASED ON SUCH PURCHASE DATE IF THERE HAS BEEN IRREVOCABLY DEPOSITED IN TRUST WITH THE PAYING AGENT AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE OF THE BOND. UNDELIVERED BONDS SO DEEMED PURCHASED SHALL NOT BE ENTITLED TO ANY PAYMENT OTHER THAN THE DEPOSITED PURCHASE PRICE, SHALL ACCRUE NO INTEREST AFTER THE PURCHASE DATE AND SHALL NO LONGER BE SECURED BY THE LIEN OF THE INDENTURE.
PART III. REDEMPTION PROVISIONS
     The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Borrower, at the times, in the manner and upon payment of the redemption price set forth in the Indenture.
     The Bonds are subject to mandatory redemption at any time in whole (or in the case of the event stated in (2) of this paragraph in whole or in part as provided in the Indenture), at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, within 180 days after the occurrence of the events stated in (1) and (2) of this paragraph:
     (1) As a result of any changes in the Constitution of the State of Georgia or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement; or
     (2) A final determination by the Internal Revenue Service or a court of competent jurisdiction as a result of a proceeding in which the Borrower participates to the degree it deems sufficient, which determination the Borrower, in its discretion, does not contest by an appropriate proceeding, that, as a result of a failure by the Borrower to observe any covenant, agreement or representation by the Borrower in the Agreement, the interest payable on any Bonds is includable for federal income tax purposes in the gross income of any owner or beneficial owner of a Bond (other than an owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable Regulations).

     The Bonds are subject to mandatory redemption in whole on any Interest Payment Date which next precedes either a Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, or a subsequent date to which the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, respectively, shall have been extended (or if the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit on an Interest Payment Date, then such date), at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five (45) days prior to any such Interest Payment Date (a) the Bank and/or Confirming Bank, as the case may be, shall have extended or further extended the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, as the case may be, to a date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date being extended or (b) the Borrower shall have obtained an Alternate Letter of Credit of Alternate Confirming Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date for the Letter of Credit or Confirming Letter of Credit, as the case may be, it replaces.
     The Bonds shall be subject to mandatory redemption by the Issuer, as a whole or in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within one hundred and eighty (180) days after the Completion Date with any proceeds of the Bonds, including income from the investment thereof, which shall remain in the Project Fund after completion of the Project and the payment of the Project Costs. In such event, the principal amount of the Bonds to be redeemed will be a principal amount equal to the lowest integral multiple of $5,000 (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), equal to or in excess of the remaining proceed of the Bonds, including income from the investment thereof.
     The Bonds shall be subject to optional redemption in whole by the Issuer, but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, upon the exercise by the Borrower of its option to prepay payments under Section 8.2 of the Agreement, if any of the following shall have occurred:
     (1) All or substantially all of the Project shall be damaged or destroyed and the Borrower shall determine that it is not practicable or desirable to rebuild. repair or restore the Project;
     (2) All or substantially all of the Project shall be condemned or such use or control thereof shall be taken as to render the Project unsatisfactory to the Borrower for continued operation; or
     (3) Unreasonable burdens or excessive liabilities shall be imposed upon the Issuer or the Borrower with respect to the Project or the operation thereof.
PART IV. GENERAL PROVISIONS
     The Bonds are equally and ratably secured, to the extent provided in the Indenture, by the pledge thereunder of the Revenues of the Issuer from the Agreement and the Note, which terms are used herein as defined in the Indenture and which as therein defined means all moneys paid or payable under the Agreement and the Note to be made by the Borrower thereunder to the Issuer and for the purchase of Bonds, and all receipts of the Paying Agent and the Remarketing Agent credited under the provisions of the Indenture against such payments, and certain other moneys pledged therefor. The Issuer has also pledged and assigned to the Trustee as security for the Bonds all other rights and interests of the Issuer under the Agreement (other than its rights to indemnification, certain administrative expenses and certain other rights).
     THIS BOND AND ALL OTHER BONDS OF THE ISSUE OF WHICH IT FORMS A PART ARE ISSUED UNDER AND PURSUANT TO THE ACT, AND PURSUANT TO AN ORDINANCE ADOPTED BY THE ISSUER. THIS BOND AND THE ISSUE OF WHICH IT FORMS A PART ARE SPECIAL LIMITED OBLIGATIONS OF THE ISSUER, AND NEITHER THE ISSUER, THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PURCHASE PRICE FOR, OR INTEREST ON THE BONDS WHICH SHALL BE PAYABLE SOLELY OUT OF BOND PROCEEDS, REVENUES AND OTHER AMOUNTS DERIVED UNDER THE AGREEMENT, AND THE FUNDS AND ACCOUNTS HELD UNDER AND PURSUANT TO THE INDENTURE AND PLEDGED THEREFOR. THE BONDS, THE INTEREST THEREON AND ANY OTHER PAYMENTS OR COSTS INCIDENT THERETO DO NOT CONSTITUTE AN INDEBTEDNESS OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISIONS OR A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER. THE BONDS AND THE INTEREST PAYABLE THEREON DO NOT GIVE RISE TO A PECUNIARY LIABILITY OF THE ISSUER, OR A CHARGE AGAINST THE ISSUER’S GENERAL CREDIT OR TAXING POWER OF THE ISSUER, THE STATE OF GEORGIA OR ANY POLITICAL SUBDIVISION THEREOF FOR THE PAYMENT OF THE BONDS OR THE INTEREST THEREON OR OTHER PAYMENTS OR COSTS INCIDENT THERETO.
     The transfer of this Bond shall be registered upon the registration books kept at the principal office of the Trustee, as Registrar, at the written request of the registered Owner hereof or his attorney duly authorized in writing, upon surrender of this Bond at said office, together with a written instrument of transfer satisfactory to the Registrar duly executed by the registered Owner or his duly authorized attorney.
     If less than all of the Bonds at the time outstanding are to be called for redemption, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee may deem proper, in the principal amounts required by the Indenture. Anything herein to the contrary notwithstanding, Pledged Bonds, as defined in the Reimbursement Agreement, shall so long as the Bank is not in default with respect to its obligations under the Letter of Credit, be redeemed prior to any other Outstanding Bonds.
     In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds in the manner and at the times provided in the Indenture.
     With respect to any notice of optional redemption of Bonds to be made, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid within the meaning of the Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of and interest on such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

     If a notice of redemption shall be unconditional, or if the conditions of a conditional notice of redemption shall have been satisfied, then upon presentation and surrender of Bonds so called for redemption at the place or places of payment such Bonds shall be redeemed.
     Any Bonds and portions of Bonds which have been duly selected for redemption and which are deemed to be paid in accordance with the Indenture shall cease to bear interest on the specified redemption date and shall thereafter cease to be entitled to any lien, benefit or security under the Indenture.
     The Owner of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.
     With certain exceptions as provided therein, the Indenture and the Agreement may be modified or amended only with the consent of the Owners of 50% in aggregate principal amount of all Bonds outstanding under the Indenture.
     Reference is hereby made to the Indenture and the Agreement, copies of which are on file with the Trustee, and to the Letter of Credit and the Confirming Letter of Credit which are held by the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Borrower, the Trustee, the Registrar, the Paying Agent, the Tender Agent, the Remarketing Agent, the Bank and the Confirming Bank. The Owner of this Bond, by the acceptance hereof, is deemed to have agreed and consented to the terms and provisions of the Indenture, the Agreement, the Letter of Credit and the Confirming Letter of Credit.
     The Issuer, the Trustee, the Paying Agent, any co-paying agent, the Tender Agent and the Remarketing Agent may deem and treat the person in whose name this Bond is registered as the absolute Owner hereof for all purposes, whether or not this Bond is overdue, and neither the Issuer, the Trustee, the Paying Agent, any co-paying agent, the Tender Agent nor the Remarketing Agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Mitchell County Development Authority has caused this Bond to be executed with the manual signatures of the members of its Board of County Commissioners and attested with the manual signature of its Auditor.

MITCHELL COUNTY DEVELOPMENT AUTHORITY
By:
Charles Rooks
Acting Chairman

ATTEST:

Marilyn Royal
Secretary

     This Bond is one of the Bonds of the issue described in the within mentioned Indenture of Trust.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
Date of Registration and Authentication:

November ___, 2006	By:

Authorized Signatory
Registrable at and Payable by:
WELL FARGO BANK, NATIONAL ASSOCIATION

(ORIGINAL LEGAL OPINION ATTACHED)
(FORM OF ASSIGNMENT)
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto                                          the within Bond and does hereby irrevocably constitute and appoint                      attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guarantee:

NOTICE: The signature to this Assignment must correspond with the name of the registered owner as it appears, upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever; and
NOTICE: Signature guarantee must be provided in accordance with the prevailing standards and procedures of the Trustee. Such standards and procedures may require signatures to be guaranteed by certain eligible guarantor institutions that participate in a recognized signature guarantee program.

NOTICE OF DEMAND PRIVILEGE
     So long as the Letter of Credit is in effect with respect to the Bonds under the Indenture and so long as the Bonds bear interest at the Variable Rate, Wells Fargo Bank, National Association, as Tender Agent, is required to effect the purchase of any Bond (or portions thereof in principal amounts equal to $100,000 or any integral multiple of $5,000 in excess thereof, and provided that the remaining portion to be held by the Owner is $100,000 or more) tendered for purchase by the Owner thereof (other than the Borrower or the Issuer) from and to the extent of funds realized from the remarketing thereof or drawn under or derived from the Letter of Credit at a purchase price equal to the principal amount thereof plus interest, if any, accrued at the Variable Rate from the most recent Interest Payment Date therefor to the date of purchase, upon (1) telex, telecopy, or delivery of other written notice to the Remarketing Agent (which notice shall be irrevocable upon receipt) no later than 3:00 p.m. Portland, Oregon time on the date of notice stating (a) the principal amount and Bond number of such Bond (or portion thereof) to be purchased and (b) the date on which such Bond (or portion thereof) is to be purchased, which date shall be a Business Day not prior to the 7th day next succeeding the date of receipt of such notice by the Tender Agent, and (2) presentment by 10:00 a.m. Portland, Oregon time on the date specified in such notice at the office of the Tender Agent, in the City of Portland, Oregon, of such Bond endorsed in blank (or accompanied by a bond power executed in blank) to the extent of the portion to be purchased as all such terms are defined in the within Bond or the Indenture referred to therein. IN THE EVENT SUCH BOND IS NOT SO PRESENTED AND ENDORSED BY 10:00 A.M., Portland, Oregon TIME, ON THE DATE SPECIFIED IN SUCH NOTICE AT THE OFFICE OF THE TENDER AGENT IN THE CITY OF Portland, Oregon, SUCH BOND SHALL BE DEEMED TENDERED AND THE OWNER OF SUCH BOND SHALL BE LIABLE FOR ALL DAMAGES, IF ANY, OF THE ISSUER, THE BORROWER, THE REMARKETING AGENT, THE TENDER AGENT, THE PAYING AGENT, AND THE BANK CAUSED BY THE FAILURE TO SO PRESENT SUCH BOND. The present address of the Tender Agent, and the Tender Agent’s present address for purposes of such notice, is Wells Fargo Bank, National Association, Corporate Trust Department, Wells Fargo Bank, National Association, Corporate Trust Department, 1300 SW Fifth Avenue, 11th Floor, MAC P6101-114, Portland, Oregon 97201; telephone: (503) 886-1411, telecopy (503) 886-3330, Attention: Corporate Trust Dept., which address is subject to replacement.

EXHIBIT B
FORM OF SERIES 2006 BOND
ON AND AFTER CONVERSION DATE

NO. R-___	MITCHELL COUNTY DEVELOPMENT AUTHORITY	$29,000,000
SOLID WASTE DISPOSAL REVENUE BONDS
(FIRST UNITED ETHANOL, LLC PROJECT)
SERIES 2006

Annual Interest	Next Mandatory	Stated Maturity
Rate as of	Tender Date After	As of
[Authentication	[Authentication	[Authentication	Original Date
Date]	Date]	Date]	of Issue	CUSIP
November 30, 2006
REGISTERED HOLDER:

PRINCIPAL SUM:	DOLLARS
     The Mitchell County Development Authority, a political subdivision and a municipal corporation duly organized and validly existing under the laws of the State of Georgia (the “Issuer”), for value received, hereby promises to pay to the above Registered Holder or registered assigns on the above Stated Maturity (or such earlier maturity date or redemption date as may be established pursuant to the Indenture described herein) upon presentation and surrender hereof, the above Principal Sum solely from the revenues derived from the Agreement or the Credit (as such terms are defined herein), or other amounts pledged therefor under the Indenture; the Issuer further promises to pay to the Registered Holder hereof, solely from such revenues and amounts, interest on such Principal Sum as provided in the Indenture from the above Original Date of Issue until the earlier of maturity, or the date the Issuer’s obligation with respect to the payment of such Principal Sum shall be discharged. Interest shall accrue hereon, from the Authentication Date below, at the above interest rate until the earlier of maturity or the Mandatory Tender Date (as defined at the above interest rate until the earlier of maturity or the Mandatory Tender Date (as defined below) next following such Authentication Date, and on and after such Mandatory Tender Date, interest at a Fixed Rate established as described herein. Prior to the Conversion Date (as defined in the Indenture), which occurred on or before the below Authentication Date, interest accrued at a Weekly Rate (as defined in the Indenture).
     Interest shall be payable on each April 1 and October 1 (the “Interest Payment Date”) in each year commencing after the Conversion Date. Overdue principal or Redemption Price of, and (to the extent legally enforceable) interest on this Bond shall bear interest at the rate borne by this Bond.

     Interest on this Bond is payable by check or draft mailed on the Interest Payment Date to the person who was registered in the bond register maintained by the Trustee as the holder (a “Holder”) hereof at the close of business on the fifteenth (15th) day of the month immediately preceding the Interest Payment Date at the address of such Holder as it appears on the Bond Register maintained by the Trustee; provided that if there is a default in the payment of interest on such Interest Payment Date, the Trustee may select a special Interest Payment Date and record date. Interest shall be computed on the basis of a 360-day year with twelve (12) months of thirty (30) days.
     This Bond, as to principal, Redemption Price and Purchase Price (as defined in the Indenture), shall be payable at the Principal Office of Wells Fargo Bank, National Association, Corporate Trust Department, ___, ___, Portland, Oregon ___or of its successor (the “Trustee”) in any coin or currently of the United States of American which at the time of payment is legal tender for the payment of public and private debts.
     THE HOLDER OF THIS BOND MUST DELIVER THIS BOND TO THE TRUSTEE FOR MANDATORY PURCHASE BY THE COMPANY ON THE MANDATORY TENDER DATE STATED ABOVE, AND THEREAFTER AS DESCRIBED HEREIN. AT A PURCHASE PRICE EQUAL TO THE PRINCIPAL AMOUNT HEREOF.
     This Bond shall not be entitled to any security, right or benefit under the Indenture or be valid or obligatory for any purpose unless the certificate of authentication hereon has been duly executed and dated by the Trustee.
     The Mitchell County Development Authority, a political subdivision and a municipal corporation duly organized and validly existing under the laws of the State of Georgia (the “Issuer”), for value received, hereby promises to pay (but only out of the Revenues of the Issuer from the Agreement, as hereinafter defined, and other moneys pledged therefor) to the Registered Owner specified above, or registered assigns, on the aforesaid Maturity Date, unless this Bond is called for earlier redemption, upon the presentation and surrender hereof, the principal amount specified above, and premium, if any, and interest on said principal amount from and including the date hereof until payment of said principal sum has been made or duly provided for, at the rates and on the dates set forth herein.
     The Series 2006 Bonds, after the Conversion Date, will be in the form of fully registered Bonds without interest coupons in the authorized denomination of $5,000 or any whole multiple thereof.
     Payment of interest on this Bond may, at the option of any registered Owner of Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire transfer to such registered Owner to the bank account number on file with the Trustee as Registrar. Payment of the principal of, premium, if any, and interest on this Bond shall be in any coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.
     This Bond is one of the duly authorized Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006 of the Issuer, aggregating Twenty Nine Million and 00/100 Dollars ($29,000,000) in principal amount (the “Bonds”), issued under and pursuant to the Constitution and laws of the State of Georgia, particularly the provisions of House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority (the “Act”) and the Trust Indenture (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), for the purpose of making a loan (the “Loan”) to assist First United Ethanol, LLC, a

Georgia limited liability company (the “Borrower”), in the financing of costs of the Project, as defined in the Loan Agreement, dated as of October 1, 2006 (the “Agreement”), between the Issuer and the Borrower. Pursuant to the Indenture, Additional Bonds may be issued on parity with the Bonds.
     Pursuant to the Agreement, the Borrower has executed and delivered to the Issuer, and the Issuer has endorsed to the Trustee, the Borrower’s promissory note, dated the date hereof (the “Note”), in the principal amount of $29,000,000. The Borrower is required by the Agreement and the Note to make payments to the Trustee in the amounts and at the times necessary to pay the principal of and interest and any premium (the “Bond service charges”) on the Bonds. In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond service charges on the Bonds, the Issuer’s right, title and interest in and to the Agreement, except for Unassigned Issuer’s Rights.
     It is hereby certified, recited and declared that all acts, conditions and things required by the Constitution and laws of the State of Georgia to exist, to have happened and to have been performed, precedent to and in the execution and delivery of the Indenture and the issuance of this Bond, do exist, have happened and have been performed in regular and due form as required by law.
     All Series 2006 Bonds are required to be delivered to the Trustee for purchase (“Mandatory Purchase”) on each Mandatory Tender Date for such Series by the Tender Agent at a Purchase Price equal to the principal face amount thereof. The Trustee is the Tender Agent.
     The next mandatory Tender Date for Series 2006 Bonds occurring after the Authentication Date, if any, is the date so identified on the face hereof, and thereafter, subject to certain conditions, on any Business Day designated in a written notice delivered by the Company not later than forth (40) days prior to the Mandatory Tender Date next preceding such designated date.
     The Trustee is required to mail notice of each Mandatory Tender Date, by first class mail, postage prepaid, at least thirty (30) but not more than forth (40) days prior to each Mandatory Tender Date. Not later than the 15th day next preceding any Mandatory Tender Date, each Holder is required to deliver his Series 2006 Bond or Bonds to the Tender Agent with the form of assignment completed in blank. HOLDERS WHO FAIL TO DELIVER THEIR BONDS FOR PURCHASE ON ANY MANDATORY TENDER DATE SHALL CEASE TO BE ENTITLED TO HOLD SUCH BONDS OR TO ACCRUE INTEREST IN RESPECT THEREOF FROM AND AFTER SUCH DATE.
     On and after each Mandatory Tender Date for Series 2006 Bonds to and until the earlier of the next Mandatory Tender Date for the Series, or earlier redemption or final maturity, each outstanding Series 2006 Bond shall bear interest at the lowest annual rate which will, in the written opinion of the Remarketing Agent, allow all outstanding Series 2006 Bonds to be sold on such Mandatory Tender Date at par. In addition, in accordance with the Indenture the Remarketing Agent is required to use its best efforts to remarket the tender bonds at the Purchase Price on each Mandatory Tender Date. If the Remarketing Agent fails to compute an interest rate as required for the Mandatory Tender Date then the interest rate in effect immediately prior to the applicable Mandatory Tender Date shall remain in effect. Each determination of the Remarketing Agent as above stated shall be conclusive for all purposes.
In addition to the words and terms defined elsewhere in this Bond, the following terms shall have the following meanings (with capitalized terms used and not defined herein having the same meanings as in the Indenture):
     “Accrual Period” means, prior to the Conversion Date, the one-week period commencing on a Thursday and ending on the Wednesday immediately succeeding such Thursday.

     “Bond Payment Date” means any Interest Payment Date and any other date on which the principal of, premium, if any, and interest on the Bonds is to be paid to the Owners thereof, whether upon redemption, at maturity or upon acceleration of maturity of the Bonds.
     “Business Day” means any day, other than a Saturday or Sunday, on which banks in the City of Portland, Oregon, or such other city in which the designated corporate trust office of the Trustee is located are not required or authorized to close.
     “Conversion Date” means the date on which the interest on the Bonds converts from the Variable Rate to the Fixed Interest Rate.
     “Fixed Interest Rate” means a fixed per annum. interest rate to be borne by the Bonds pursuant to Section 4.01 of the Indenture.
     “Interest Payment Date” means (i) prior to conversion to a Fixed Interest Rate, the first Thursday of January, 2007, and the first Thursday of each third month thereafter; (ii) the date of conversion to a Fixed Interest Rate; (iii) after conversion to a Fixed Interest Rate, each April 1 and October 1; and (iv) the Maturity Date.
     “Interest Period” means, initially, the period from and including the date of initial delivery of the Project Bonds to and including January 3, 2007 and thereafter, the period from and including an Interest Payment Date to and including the day next preceding the next succeeding Interest Payment Date.
     “Maximum Interest Rate” means ten percent (10%) per annum prior to the Conversion Date and, upon and after the Conversion Date, the Fixed Interest Rate.
     “Purchase Date”, when used with respect to any Bond, means the date upon which the Paying Agent is obligated to purchase such Bond pursuant to the Indenture.
     “Variable Rate” means Variable Rate as described herein.
PART I. VARIABLE RATE PROVISIONS
     This Bond will initially bear interest at a variable rate per annum (the “Variable Rate”), which shall be the lesser of (i) the Maximum Interest Rate or (ii) a fluctuating per annum rate equal to the per annum. rate for the Accrual Period determined by the Remarketing Agent (herein defined) by 12:00 noon, Portland, Oregon time, on the Wednesday preceding the day on which the Accrual Period commences or, if such day of determination is not a Business Day for the Remarketing Agent, on the first succeeding day which is a Business Day (the “Determination Date”), to be equal to (but not more than) the rate required to be borne by the Bonds for such Accrual Period to produce a bid for the purchase of all the Bonds on such Determination Date at a price equal to the principal amount thereof plus accrued interest, if any, thereon from the most recent Interest Payment Date. Notwithstanding the foregoing, the Accrual Period beginning on the date of initial authentication and delivery of the Bonds shall commence on such date and end on Wednesday, December 6, 2006. If for any reason the Variable Rate is not determined as set forth above on any Determination Date, the interest rate announced on the preceding Determination Date shall continue in effect. If for any reason the Variable Rate is not so determined for a second succeeding week or thereafter, the Variable Rate shall thereafter be determined by the Trustee and shall be a percentage per annum (not to exceed the Maximum Interest Rate) equal to twenty-five basis points in excess of the then current municipal swap index as quoted by the Bond Market Association. Interest at the Variable Rate will be computed on the basis of a year of 365 or 366 days, a appropriate, for the actual number of day elapsed, and will be payable on each Interest Payment Date, or, if such day is not a Business Day, on the next succeeding Business Day, with such interest being initially paid on January 4, 2007. Interest will be payable by check or draft mailed to the person in whose name this Bond is registered at the close of business on the Business Day preceding that Interest Payment Date on the registration books for this issue maintained by the Trustee, as Registrar.
PART II. CONVERSION AND PURCHASE PROVISIONS
     a. Conversion to a Fixed Interest Rate. With the prior written consent of the Bank, and upon receipt by the Trustee of an amendment to the Letter of Credit and to the Confirming Letter of Credit increasing the amount available to be drawn for the payment of accrued interest on the Bonds to two hundred (200) days of accrued interest on the then existing principal balance of the Bonds at the Fixed Interest Rate, on any Interest Payment Date (if such date is designated by the Borrower as the Conversion Date), the Borrower may elect to convert the rate on the Bonds to the Fixed Interest Rate. The Borrower may exercise its conversion option by giving the Trustee, the Bank, the Confirming Bank, the Paying Agent, the Tender Agent and the Remarketing Agent written notice of its intention to convert the rate to the Fixed Interest Rate, at least 50 days prior to the proposed Conversion Date.
     If the Borrower elects to convert the interest rate as aforesaid, the Paying Agent shall notify each Bondholder in writing by Mail (as defined in the Indenture) at least thirty (30) days prior to the Conversion Date of the fact that the rate will be converted, and that the Bondholder shall tender the Bonds for purchase by the Remarketing Agent prior to the Interest Payment Date which is the Conversion Date in accordance with the terms of the Bonds.
     On a day which is a Business Day at least seven (7) days prior to the Conversion Date (the “Rate Determination Date”), the Remarketing Agent shall determine the Fixed Interest Rate.
     The Remarketing Agent shall determine the Fixed Interest Rate to be that rate per annum which, if borne by all of the outstanding Bonds through the Maturity Date, would, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions), be the interest rate necessary (but which would not exceed the interest rate necessary) to produce as nearly as practical a par bid for each outstanding Bond on the Rate Determination Date.
     On the Rate Determination Date, the Remarketing Agent shall advise the Borrower, the Trustee and the Bank by telephone (to be confirmed in writing) of the Fixed Interest Rate.
     b. Additional Purchase Provisions. This Bond shall be subject to mandatory tender by the Owner at a price equal to the principal amount hereof plus accrued interest to the Purchase Date on the Conversion Date or, in certain circumstances, on the Interest Payment Date next preceding the Expiration of the term of the Letter. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF AGREES (i) TO SELL THIS BOND TO THE BORROWER PURSUANT TO SECTION 3.09 OF THE INDENTURE, AND (ii) UPON THE DEPOSIT WITH THE TRUSTEE OF MONEYS FOR SUCH PURCHASE IN ACCORDANCE WITH SECTION 3.09 OF THE INDENTURE, TO SURRENDER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, IN BLANK.

     BONDS TO BE PURCHASED AS REQUIRED UNDER THE INDENTURE MUST BE DELIVERED ON THE APPROPRIATE PURCHASE DATE (AS DEFINED IN THE INDENTURE), WITH A COMPLETED AND EXECUTED ASSIGNMENT BUT IN BLANK AS TO TRANSFEREE, TO THE TENDER AGENT ON OR BEFORE 10:00 A.M. Portland, Oregon TIME. BONDS REQUIRED TO BE TENDERED AND NOT SO TENDERED SHALL BE DEEMED PURCHASED AT SUCH DATE AND TIME AND INTEREST SHALL NO LONGER ACCRUE THEREON IF THE PURCHASE PRICE (AS DEFINED IN THE INDENTURE) HAS BEEN DEPOSITED WITH THE PAYING AGENT. BY PURCHASE AND ACCEPTANCE OF THIS BOND, THE OWNER HEREOF HEREBY IMMEDIATELY APPOINTS THE PAYING AGENT AS THE OWNER’S DULY AUTHORIZED ATTORNEY-IN-FACT FOR THE PURPOSES OF ASSIGNMENT, ENDORSEMENT, CERTIFICATION, EXECUTION OR ACKNOWLEDGMENT THAT THE OWNER IS HOLDING THIS BOND FOR THE BENEFIT OF THE PURCHASER OR PURCHASERS, REGISTER OF TRANSFERS AND DELIVERY OF BONDS, WHICH APPOINTMENT SHALL TAKE EFFECT IF THE OWNER OF THIS BOND DOES NOT DELIVER IT FOR PURCHASE ON AN APPLICABLE PURCHASE DATE. THIS BOND SHALL BE DEEMED PURCHASED ON SUCH PURCHASE DATE IF THERE HAS BEEN IRREVOCABLY DEPOSITED IN TRUST WITH THE PAYING AGENT AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE OF THE BOND. UNDELIVERED BONDS SO DEEMED PURCHASED SHALL NOT BE ENTITLED TO ANY PAYMENT OTHER THAN THE DEPOSITED PURCHASE PRICE, SHALL ACCRUE NO INTEREST AFTER THE PURCHASE DATE AND SHALL NO LONGER BE SECURED BY THE LIEN OF THE INDENTURE.
PART III. REDEMPTION PROVISIONS
     The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Borrower, at the times, in the manner and upon payment of the redemption price set forth in the Indenture.
     The Bonds are subject to mandatory redemption at any time in whole (or in the case of the event stated in (2) of this paragraph in whole or in part as provided in the Indenture), at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, within 180 days after the occurrence of the events stated in (1) and (2) of this paragraph:
     (1) As a result of any changes in the Constitution of the State of Georgia or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement; or
     (2) A final determination by the Internal Revenue Service or a court of competent jurisdiction as a result of a proceeding in which the Borrower participates to the degree it deems sufficient, which determination the Borrower, in its discretion, does not contest by an appropriate proceeding, that, as a result of a failure by the Borrower to observe any covenant, agreement or representation by the Borrower in the Agreement, the interest payable on any Bonds is includable for federal income tax purposes in the gross income of any owner or beneficial owner of a Bond (other than an owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code and the applicable Regulations).

     The Bonds are subject to mandatory redemption in whole on any Interest Payment Date which next precedes either a Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, or a subsequent date to which the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, respectively, shall have been extended (or if the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit on an Interest Payment Date, then such date), at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five (45) days prior to any such Interest Payment Date (a) the Bank and/or Confirming Bank, as the case may be, shall have extended or further extended the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, as the case may be, to a date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date being extended or (b) the Borrower shall have obtained an Alternate Letter of Credit of Alternate Confirming Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date or Confirming Letter of Credit expiration date for the Letter of Credit or Confirming Letter of Credit, as the case may be, it replaces.
     The Bonds shall be subject to mandatory redemption by the Issuer, as a whole or in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within one hundred and eighty (180) days after the Completion Date with any proceeds of the Bonds, including income from the investment thereof, which shall remain in the Project Fund after completion of the Project and the payment of the Project Costs. In such event, the principal amount of the Bonds to be redeemed will be a principal amount equal to the lowest integral multiple of $5,000 (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), equal to or in excess of the remaining proceed of the Bonds, including income from the investment thereof.
     The Bonds shall be subject to optional redemption in whole by the Issuer, but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, upon the exercise by the Borrower of its option to prepay payments under Section 8.2 of the Agreement, if any of the following shall have occurred:
     (1) All or substantially all of the Project shall be damaged or destroyed and the Borrower shall determine that it is not practicable or desirable to rebuild. repair or restore the Project;
     (2) All or substantially all of the Project shall be condemned or such use or control thereof shall be taken as to render the Project unsatisfactory to the Borrower for continued operation; or
     (3) Unreasonable burdens or excessive liabilities shall be imposed upon the Issuer or the Borrower with respect to the Project or the operation thereof.
PART IV. GENERAL PROVISIONS
     The Bonds are equally and ratably secured, to the extent provided in the Indenture, by the pledge thereunder of the Revenues of the Issuer from the Agreement and the Note, which terms are used herein as defined in the Indenture and which as therein defined means all moneys paid or payable under the Agreement and the Note to be made by the Borrower thereunder to the Issuer and for the purchase of Bonds, and all receipts of the Paying Agent and the Remarketing Agent credited under the provisions of the Indenture against such payments, and certain other moneys pledged therefor. The Issuer has also pledged and assigned to the Trustee as security for the Bonds all other rights and interests of the Issuer under the Agreement (other than its rights to indemnification, certain administrative expenses and certain other rights).
     THIS BOND AND ALL OTHER BONDS OF THE ISSUE OF WHICH IT FORMS A PART ARE ISSUED UNDER AND PURSUANT TO THE ACT, AND PURSUANT TO AN ORDINANCE ADOPTED BY THE ISSUER. THIS BOND AND THE ISSUE OF WHICH IT FORMS A PART ARE SPECIAL LIMITED OBLIGATIONS OF THE ISSUER, AND NEITHER THE ISSUER, THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PURCHASE PRICE FOR, OR INTEREST ON THE BONDS WHICH SHALL BE PAYABLE SOLELY OUT OF BOND PROCEEDS, REVENUES AND OTHER AMOUNTS DERIVED UNDER THE AGREEMENT, AND THE FUNDS AND ACCOUNTS HELD UNDER AND PURSUANT TO THE INDENTURE AND PLEDGED THEREFOR. THE BONDS, THE INTEREST THEREON AND ANY OTHER PAYMENTS OR COSTS INCIDENT THERETO DO NOT CONSTITUTE AN INDEBTEDNESS OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISIONS OR A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER. THE BONDS AND THE INTEREST PAYABLE THEREON DO NOT GIVE RISE TO A PECUNIARY LIABILITY OF THE ISSUER, OR A CHARGE AGAINST THE ISSUER’S GENERAL CREDIT OR TAXING POWER OF THE ISSUER, THE STATE OF GEORGIA OR ANY POLITICAL SUBDIVISION THEREOF FOR THE PAYMENT OF THE BONDS OR THE INTEREST THEREON OR OTHER PAYMENTS OR COSTS INCIDENT THERETO.
     The transfer of this Bond shall be registered upon the registration books kept at the principal office of the Trustee, as Registrar, at the written request of the registered Owner hereof or his attorney duly authorized in writing, upon surrender of this Bond at said office, together with a written instrument of transfer satisfactory to the Registrar duly executed by the registered Owner or his duly authorized attorney.
     If less than all of the Bonds at the time outstanding are to be called for redemption, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee may deem proper, in the principal amounts required by the Indenture. Anything herein to the contrary notwithstanding, Pledged Bonds, as defined in the Reimbursement Agreement, shall so long as the Bank is not in default with respect to its obligations under the Letter of Credit, be redeemed prior to any other Outstanding Bonds.
     In the event any of the Bonds are called for redemption, the Trustee shall give notice, in the name of the Issuer, of the redemption of such Bonds in the manner and at the times provided in the Indenture.
     With respect to any notice of optional redemption of Bonds to be made, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid within the meaning of the Indenture, such notice may state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys sufficient to pay the principal of and interest on such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

     If a notice of redemption shall be unconditional, or if the conditions of a conditional notice of redemption shall have been satisfied, then upon presentation and surrender of Bonds so called for redemption at the place or places of payment such Bonds shall be redeemed.
     Any Bonds and portions of Bonds which have been duly selected for redemption and which are deemed to be paid in accordance with the Indenture shall cease to bear interest on the specified redemption date and shall thereafter cease to be entitled to any lien, benefit or security under the Indenture.
     The Owner of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.
     With certain exceptions as provided therein, the Indenture and the Agreement may be modified or amended only with the consent of the Owners of 60% in aggregate principal amount of all Bonds outstanding under the Indenture.
     Reference is hereby made to the Indenture and the Agreement, copies of which are on file with the Trustee, and to the Letter of Credit and the Confirming Letter of Credit which are held by the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Borrower, the Trustee, the Registrar, the Paying Agent, the Tender Agent, the Remarketing Agent, the Bank and the Confirming Bank. The Owner of this Bond, by the acceptance hereof, is deemed to have agreed and consented to the terms and provisions of the Indenture, the Agreement, the Letter of Credit and the Confirming Letter of Credit.
     The Issuer, the Trustee, the Paying Agent, any co-paying agent, the Tender Agent and the Remarketing Agent may deem and treat the person in whose name this Bond is registered as the absolute Owner hereof for all purposes, whether or not this Bond is overdue, and neither the Issuer, the Trustee, the Paying Agent, any co-paying agent, the Tender Agent nor the Remarketing Agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Mitchell County Development Authority has caused this Bond to be executed with the manual signatures of the members of its Board of County Commissioners and attested with the manual signature of its Auditor.

MITCHELL COUNTY DEVELOPMENT AUTHORITY
By:
Charles Rooks
Acting Chairman

ATTEST:

Marilyn Royal
Secretary

     This Bond is one of the Bonds of the issue described in the within mentioned Indenture of Trust.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
Date of Registration and Authentication:

November 30, 2006	By:

Authorized Signatory
Registrable at and Payable by:
WELL FARGO BANK, NATIONAL ASSOCIATION

(ORIGINAL LEGAL OPINION ATTACHED)
(FORM OF ASSIGNMENT)
     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto                                          the within Bond and does hereby irrevocably constitute and appoint                      attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guarantee:

NOTICE: The signature to this Assignment must correspond with the name of the registered owner as it appears, upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever; and
NOTICE: Signature guarantee must be provided in accordance with the prevailing standards and procedures of the Trustee. Such standards and procedures may require signatures to be guaranteed by certain eligible guarantor institutions that participate in a recognized signature guarantee program.

NOTICE OF DEMAND PRIVILEGE
     So long as the Letter of Credit is in effect with respect to the Bonds under the Indenture and so long as the Bonds bear interest at the Variable Rate, Wells Fargo Bank, National Association, as Tender Agent, is required to effect the purchase of any Bond (or portions thereof in principal amounts equal to $100,000 or any integral multiple of $5,000 in excess thereof, and provided that the remaining portion to be held by the Owner is $100,000 or more) tendered for purchase by the Owner thereof (other than the Borrower or the Issuer) from and to the extent of funds realized from the remarketing thereof or drawn under or derived from the Letter of Credit at a purchase price equal to the principal amount thereof plus interest, if any, accrued at the Variable Rate from the most recent Interest Payment Date therefor to the date of purchase, upon (1) telex, telecopy, or delivery of other written notice to the Remarketing Agent (which notice shall be irrevocable upon receipt) no later than 3:00 p.m. Portland, Oregon time on the date of notice stating (a) the principal amount and Bond number of such Bond (or portion thereof) to be purchased and (b) the date on which such Bond (or portion thereof) is to be purchased, which date shall be a Business Day not prior to the 7th day next succeeding the date of receipt of such notice by the Tender Agent, and (2) presentment by 10:00 a.m. Portland, Oregon time on the date specified in such notice at the office of the Tender Agent, in the City of Portland, Oregon, of such Bond endorsed in blank (or accompanied by a bond power executed in blank) to the extent of the portion to be purchased as all such terms are defined in the within Bond or the Indenture referred to therein. IN THE EVENT SUCH BOND IS NOT SO PRESENTED AND ENDORSED BY 10:00 A.M., Portland, Oregon TIME, ON THE DATE SPECIFIED IN SUCH NOTICE AT THE OFFICE OF THE TENDER AGENT IN THE CITY OF Portland, Oregon, SUCH BOND SHALL BE DEEMED TENDERED AND THE OWNER OF SUCH BOND SHALL BE LIABLE FOR ALL DAMAGES, IF ANY, OF THE ISSUER, THE BORROWER, THE REMARKETING AGENT, THE TENDER AGENT, THE PAYING AGENT, AND THE BANK CAUSED BY THE FAILURE TO SO PRESENT SUCH BOND. The present address of the Tender Agent, and the Tender Agent’s present address for purposes of such notice, is Wells Fargo Bank, National Association, Corporate Trust Department, Wells Fargo Bank, National Association, Corporate Trust Department, 1300 SW Fifth Avenue, 11th Floor, MAC P6101-114, Portland, Oregon 97201; telephone: (503) 886-1411, telecopy (503) 886-3330, Attention: Corporate Trust Dept., which address is subject to replacement.

     IN WITNESS WHEREOF, the Mitchell County Development Authority has caused this Bond to be executed with the manual signatures of its Board of County Commissioners and attested with the manual signature of its Auditor.

MITCHELL COUNTY DEVELOPMENT AUTHORITY
By:

ATTEST:

(Name)
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This Bond is one of the Series 2006 Bonds described in the within mentioned Indenture.
     Date of Authentication: November 30, 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signature

EXHIBIT C
STATEMENT REQUESTING DISBURSEMENT OF FUNDS FROM
PROJECT FUND PURSUANT TO SECTION 4.2 OF
LOAN AGREEMENT DATED AS OF OCTOBER 1, 2006

Re:	$29,000,000 Mitchell County Development Authority Variable Rate Demand Solid Waste Disposal Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Bonds”)
     Pursuant to Section 4.2 of the Loan Agreement between the Mitchell County Development Authority (the “Issuer”) and First United Ethanol, LLC (the “Borrower”) dated as of October 1, 2006, the undersigned Authorized Borrower Representative hereby authorizes Wells Fargo Bank, National Association, as Trustee of the Issuer’s Project Fund (“Project Fund”) for the above captioned Bonds to pay to the Borrower or to the person(s) listed on Exhibit “A” hereto out of the moneys deposited in the Project Fund the aggregate sum of $___to pay said person(s) or to reimburse the Borrower in full, as indicated on Exhibit “A”, for the advances, payments and expenditures made by it in connection with the items listed in Exhibit “A”, which is incorporated herein by reference.
     Capitalized words and terms used but not defined herein are defined in the Loan Agreement.
     The undersigned, in connection with the foregoing request for disbursements from the Project Fund, hereby certifies that:
(1)	Each obligation mentioned in Exhibit “A” has been properly incurred, is a proper charge against the Project Fund in accordance with the provisions of the Loan Agreement and the Project certificate of the Borrower and has not been the basis of any previous requisition from the Project Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuer;

(2)	All the funds being requisitioned are being used in compliance with the Tax Agreement; except as otherwise permitted by the Tax Agreement, all of such funds are being used for the acquisition, construction or equipping of the Project; and all of such funds are to be used for a “project” within the meaning of the Act;

(3)	there is attached hereto appropriate documentation of each item of cost;

(4)	That no Event of Default exists and is continuing under the Loan Agreement or under Section 9.01 of the Indenture, nor any condition, event or act which, with notice or lapse of time or both would constitute such an Event of Default;

(5)	the Borrower has provided to the Trustee all items required to be provided by Section 3.2 of the Loan Agreement prior to the making of any disbursements from the Project Fund; and

(6)	this statement and all exhibits hereto, including Exhibit “A”, shall be conclusive evidence of the facts and statements set forth herein and shall constitute full warrant, protection and authority for disbursements made pursuant hereto.
     This      day of                     , 200     .

Authorized Borrower Representative
Payment Approved by:
Southwest Georgia Farm Credit, ACA

By:

Authorized Letter of Credit
Bank Representative

EXHIBIT A

Payee	Amount

MITCHELL COUNTY DEVELOPMENT AUTHORITY
as Issuer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee
TRUST INDENTURE
SECURING:
$29,000,000
Mitchell County Development Authority
Variable Rate Demand Solid Waste Disposal
Revenue Bonds, Series 2006
(First United Ethanol, LLC Project)
Dated as of October 1, 2006

TRUST INDENTURE
TABLE OF CONTENTS
     (This table of contents is not part of the Trust Indenture and is only for convenience of reference.)

		Page
Section 6.12.	Moneys to be Held in Trust	34
Section 6.13.	Repayment to the Bank and the Borrower from Bond Fund and Project Fund	34
Section 6.14.	Additional Payments Under the Agreement	34
Section 6.15.	Arbitrage Requirements	34
Section 6.16.	Rebate Fund	34
Section 6.17.	Assignment to Bank	33
Section 6.18.	Subrogation Rights of Bank	33

	ARTICLE VII

INVESTMENT OF MONEYS		35

	ARTICLE VIII

DISCHARGE OF LIEN		36

	ARTICLE IX
	DEFAULTS AND REMEDIES

Section 9.01.	Events of Default	37
Section 9.02.	Acceleration; Other Remedies	38
Section 9.03.	Restoration to Former Position	40
Section 9.04.	Owners’ or Bank’s Right To Direct Proceedings	40
Section 9.05.	Limitation on Bondholders’ Right To Institute Proceedings	40
Section 9.06.	No Impairment of Right To Enforce Payment	40
Section 9.07.	Proceedings by Trustee Without Possession of Bonds	40
Section 9.08.	No Remedy Exclusive	41
Section 9.09.	No Waiver of Remedies	41
Section 9.10.	Application of Moneys	41
Section 9.11.	Severability of Remedies	42
Section 9.12.	Trustee May File Proofs of Claim	42

	ARTICLE X
	TRUSTEE; PAYING AGENT AND CO-PAYING AGENTS;
	REGISTRAR; REMARKETING AGENT

Section 10.01.	Acceptance of Trusts	43
Section 10.02.	Fees, Charges and Expenses of the Trustee	45
Section 10.03.	Trustee as Paying Agent and Registrar	46
Section 10.04.	Intervention by the Trustee	46
Section 10.05.	Successor Trustee	46
Section 10.06.	Resignation by the Trustee	46
Section 10.07.	Removal of Trustee	46
Section 10.08.	Appointment of Successor Trustee by Bondholders or Issuer	46
Section 10.09.	Concerning Any Successor Trustee	47
Section 10.10.	Appointment of Co-Trustee	47
Section 10.11.	Remarketing Agent	48

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